                                  SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
              EXCHANGE ACT OF 1934 (AMENDMENT NO.                )

   FILED BY THE REGISTRANT [x]

   FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

CHECK THE APPROPRIATE BOX:

   [x] PRELIMINARY PROXY STATEMENT

   [ ] DEFINITIVE PROXY STATEMENT

   [ ] DEFINITIVE ADDITIONAL MATERIALS

   [ ] SOLICITING MATERIAL PURSUANT TO RULE 14a-11(c) OR RULE 14a-12

                               WITCO CORPORATION
- --------------------------------------------------------------------------------

                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                               WITCO CORPORATION
- --------------------------------------------------------------------------------

                   (NAME OF PERSON(S) FILING PROXY STATEMENT)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX);

     [x] $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).

     [ ] $500  per each party  to the controversy pursuant  to Exchange Act Rule
         14a-6(i)(4) and 0-11.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

                                       --
- --------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

                                       --
- --------------------------------------------------------------------------------

     (3) Per unit price or other-underlying value of transaction computed pursuant to Exchange Act Rule 0-11.(1)

                                       --
- --------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

                                       --
- --------------------------------------------------------------------------------

     [  ] Check box if any part of the fee is offset as provided by Exchange Act
          Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:             --
- --------------------------------------------------------------------------------

     (2) Form, schedule or registration statement no.:           --

     (3) Filing party:             --
- --------------------------------------------------------------------------------

     (4) Date Filed:             March 3, 1994
- --------------------------------------------------------------------------------

- ------------
(1) Set forth the amount on which the filing fee is calculated and state how it was determined.

                                   [LOGO]
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD APRIL 27, 1994

To our Shareholders:

     The Annual Meeting of Shareholders of WITCO CORPORATION (the 'Company') will be held at The Chase Manhattan Bank, N.A., 410 Park Avenue, 5th Floor, New York, New York, on Wednesday, April 27, 1994, at 2:00 p.m., for the following purposes:

          1. To elect four directors, each of whom will serve until the Annual Meeting of Shareholders to be held in 1997 or until their respective successors are elected and qualify.

          2. To approve a proposed amendment to the present Restated Certificate of Incorporation to authorize indemnification of directors and officers to the fullest extent permitted by applicable law.

          3. To approve a form of indemnification agreement between the Company and its directors and officers.

          4. To approve a proposed amendment and restatement in full of the Company's present Restated Certificate of Incorporation (with certain amendments not included in Proposal No. 2).

          5. To ratify the appointment of Ernst & Young as the Company's independent auditors for 1994.

          6. To transact such other business as may properly come before the meeting.

     Only shareholders of record on the books of the Company at the close of business on March 10, 1994 will be entitled to vote at the meeting or any adjournment thereof.

     In order that your shares of stock may be represented at the Annual Meeting, please date and sign the enclosed proxy card and return it promptly in the enclosed envelope. If you attend the Annual Meeting, you may vote in person even though you have previously sent in your proxy card.

     A copy of the Company's Annual Report for the year 1993 is enclosed.

                      By order of the Board of Directors,

                                                      Dustan E. McCoy
                                                      Vice President,
                                                      General Counsel
                                                      and Corporate Secretary


New York, New York
March 28, 1994

                             YOUR VOTE IS IMPORTANT
               PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND
                  PROMPTLY RETURN IT IN THE ENCLOSED ENVELOPE.

                                    [LOGO]
                               WITCO CORPORATION
                 520 MADISON AVENUE, NEW YORK, N.Y. 10022-4236
                            ------------------------
                                PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD APRIL 27, 1994

                            ------------------------
     This Proxy Statement is furnished to the shareholders of Witco Corporation (the 'Company') in connection with the solicitation on behalf of the Board of Directors of proxies to be used at the Annual Meeting of Shareholders to be held on April 27, 1994 and at any adjournment thereof. This Proxy Statement, with the accompanying proxy and the Annual Report for 1993, is being mailed to shareholders on or about March 28, 1994.

     TO ASSURE ADEQUATE REPRESENTATION AT THE ANNUAL MEETING, SHAREHOLDERS ARE REQUESTED TO COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE. Only shareholders of record at the close of business on March 10, 1994 will be entitled to vote at the meeting.

     Each share of Common Stock (par value $5 per share) and each share of $2.65 Cumulative Convertible Preferred Stock (par value $1 per share) outstanding at the close of business on March 10, 1994 will be entitled to one vote at the meeting and will vote together as one class for all of the stated purposes of the meeting. As of March 10, 1994, there were outstanding and entitled to vote
at  the meeting             shares of Common Stock  and      shares of Preferred
Stock.

     Shares of Common Stock held by the trustee under the Witco Corporation Thrift Savings Plan's Company Stock Fund will be voted by the trustee in accordance with instructions received from the participants, and if no instructions are received, such shares will be voted in the same proportion as shares for which instructions are received from other participants in the plan.

     The proxy will be voted in accordance with the instructions of the person executing the same. In the absence of instructions to the contrary, proxies will be voted FOR the election of the four nominees for director named herein; FOR approval of the amendment to the Company's Certificate of Incorporation to authorize greater indemnification of the Company's directors and officers; FOR approval of the form of indemnification agreement between the Company and its directors and officers; FOR approval of the amendment and restatement of the Company's Certificate of Incorporation; and FOR ratification of the appointment of Ernst & Young as the Company's independent auditors for 1994.

     The proxy is revocable by a shareholder at any time before the exercise thereof, and the giving of such proxy will not affect the shareholder's right to vote in person if it is later found to be convenient to attend the meeting. Abstentions and broker non-votes are each included in the determination of the number of shares present and voting for the purposes of determining whether a quorum is present, and each is tabulated separately. In determining whether a proposal has been approved, abstentions and broker non-votes are not counted as votes for or against a proposal.

     The entire cost of this solicitation will be borne by the Company, including reimbursement of banks, brokerage firms, custodians, nominees and fiduciaries for their reasonable expenses in sending proxy materials to the beneficial owners of stock. Proxies may be solicited personally, by mail, by telephone or by telegraph, by the directors, officers or other employees of the Company, without remuneration other than regular compensation. In addition, the Company has retained Georgeson & Company Inc. to assist in the solicitation of proxies at a fee estimated to be $7,000.

     At the date of this Proxy Statement, management does not know of any matter to be brought before the meeting for action other than the matters described in the Notice of Annual Meeting and matters incident thereto. If any other matters should come before the meeting, the holders of the proxies will vote and act with respect to such matters in accordance with their best judgment. Discretionary authority to do so is conferred by the enclosed proxy.

                                   PROPOSAL 1
                             ELECTION OF DIRECTORS

     The Company has a classified Board of Directors who serve staggered three-year terms. One class of directors is elected at each Annual Meeting of Shareholders. At the 1994 Annual Meeting, four nominees will be elected to hold office until the Annual Meeting of Shareholders to be held in 1997 or until their successors are elected and qualify.

     Unless otherwise specified, the proxies received will be voted FOR the election of the listed nominees.

     The nominees for director, their present principal occupation or employment as of February 28, 1994, and other positions held during the past five years are set forth below.

NOMINEES FOR ELECTION AS DIRECTORS SERVING UNTIL THE 1997 ANNUAL MEETING
- --------------------------------------------------------------------------------

[Photograph of                Mr. Brinberg is Senior Vice President of BRT
 Simeon Brinberg]             Realty Trust, Senior Vice President of Georgetown
                              Partners, Inc. and Vice President of One Liberty
                              Properties, Inc. He was Counsel to Bachner, Tally,
                              Polevoy & Misher, independent counsel to Witco, prior to November 1990. Mr. Brinberg is a member of Witco's Audit, Nominating and Pension
                              Committees.
                                   Age 60

SIMEON BRINBERG
Director since 1987
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

[Photograph of                Mr. Grant is Chairman of Galen Associates, a
 William R. Grant]            health care venture firm, and a General Partner of
                              Galen Partners L.P. Prior to May 1989, he was
                              Chairman of the Board of New York Life
                              International Investment Inc., New York, N.Y., an investment counseling firm (a subsidiary of New
                              York Life Insurance Co.). He is a Director of
                              SmithKline Beecham p.l.c., Fluor Corporation, New
                              York Life Insurance Company, Allergan, Inc. and
                              Seagull Energy Corp. Mr. Grant is Chairman of
                              Witco's Organization and Compensation Committee and a member of the Executive and Nominating
                              Committees.
                                   Age 69

WILLIAM R. GRANT
Director since 1970
- --------------------------------------------------------------------------------

[Photograph of                Mr. Hayden is a Partner of Goldman, Sachs & Co.,
 Richard M. Hayden]           Investment Bankers, New York, N.Y. He is a member
                              of Witco's Audit, Finance and Nominating
                              Committees.
                                   Age 48

RICHARD M. HAYDEN
Director since 1992
- --------------------------------------------------------------------------------

[Photograph of                Mr. Toller is Chairman of the Board and Chief
 William R. Toller]           Executive Officer, Witco. He was Vice Chairman and
                              Chief Financial Officer from March 1990 through
                              September 1990 when he assumed his current position. Prior to March 1990, Mr. Toller was
                              Executive Vice President -- Finance and
                              Administration. He is Chairman of Witco's
                              Nominating Committee and a member of the Executive
                              Committee.
                                   Age 63

WILLIAM R. TOLLER
Director since 1987
- --------------------------------------------------------------------------------

DIRECTORS SERVING UNTIL THE 1995 ANNUAL MEETING
- --------------------------------------------------------------------------------

[Photograph of                Mr. Ashe is a business consultant. He is a member
 William J. Ashe]             of Witco's Executive, Finance and Organization and
                              Compensation Committees.
                                   Age 73

WILLIAM J. ASHE
Director since 1969
- --------------------------------------------------------------------------------

[Photograph of                Mr. Burns was Chief Executive Officer of Galen
 William G. Burns]            Associates and a General Partner of Galen Partners
                              L.P. from March 1990 to December 1990. Prior to his retirement in May 1989, he was Vice Chairman of NYNEX Corporation. He is a Director of New York
                              Life Insurance Company and Pierpont Funds. He is a member of Witco's Audit and Organization and Compensation Committees.
                                   Age 61

WILLIAM G. BURNS
Director since 1986
- --------------------------------------------------------------------------------



- --------------------------------------------------------------------------------

[Photograph of                Mr. Mahoney is Vice Chairman and Chief Operating
 William E. Mahoney]          Officer -- Chemicals, Witco. He was Executive Vice
                              President -- Chemical Group from June 1989 to
                              September 1992. Prior to June 1989, he was Group
                              Vice President -- Chemical Group. He is a member of Witco's Executive and Pension Committees.
                                   Age 62

WILLIAM E. MAHONEY
Director since 1989
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

[Photograph of                Mr. Polite is Chairman and Director of Rotonics
 L. John Polite, Jr.]         Manufacturing, Inc. (formerly Koala Technologies,
                              Inc.) in Gardena, CA. Prior to his retirement in December 1992, he was Chairman of Peridot
                              Chemicals (New Jersey), Inc. in Clifton, N.J. Mr.
                              Polite was a business consultant from October 1988 to December 1989. Prior to October 1988, he was
                              Chairman, President and Chief Executive Officer of
                              Essex Chemical Corporation in Clifton, N.J. He is a Director of Peridot Chemicals (New Jersey), Inc.
                              and Jones Medical Industries, Inc. Mr. Polite is a member of Witco's Finance and Pension
                              Committees.
                                   Age 72

L. JOHN POLITE, JR.
Director since 1989
- --------------------------------------------------------------------------------

[Photograph of                Mr. Wishnick is a business consultant. He was
 William Wishnick]            elected Chairman of the Board of Witco in 1964 and
                              assumed the additional responsibility of Chief
                              Executive Officer in 1971. He held these positions until October 1990. Mr. Wishnick is a member of Witco's Executive, Finance and Pension
                              Committees.
                                   Age 69

WILLIAM WISHNICK
Director since 1949



- --------------------------------------------------------------------------------

DIRECTORS SERVING UNTIL THE 1996 ANNUAL MEETING:

- --------------------------------------------------------------------------------

[Photograph of                Mr. Andreuzzi is Vice Chairman and Chief Operating
 Denis Andreuzzi]             Officer -- Petroleum, Witco. He was President and
                              Chief Operating Officer from March 1990 to
                              September 1992. He was Executive Vice
                              President -- Petroleum Group from July 1989 to
                              February 1990. Prior to July 1989, Mr. Andreuzzi was Executive Vice President -- Commercial
                              Services. Mr. Andreuzzi is Chairman of Witco's
                              Executive Committee.
                                   Age 62

DENIS ANDREUZZI
Director since 1984
- --------------------------------------------------------------------------------
                                       5

- --------------------------------------------------------------------------------

[Photograph of                Mr. Hohn is Chairman of the Board and Chief
 Harry G. Hohn]               Executive Officer of New York Life Insurance
                              Company, New York, N.Y. Prior to August 1990, he was Vice Chairman of New York Life Insurance
                              Company. He is Chairman of Witco's Pension
                              Committee and a member of the Organization and Compensation Committee.
                                   Age 61

HARRY G. HOHN
Director since 1989
- --------------------------------------------------------------------------------

[Photograph of                Mr. Samuel is a business consultant. Prior to his
 Dan J. Samuel]               retirement, Mr. Samuel was for many years a senior
                              executive of the Royal Dutch/Shell Group of Companies. He is a member of Witco's Audit, Executive and Organization and Compensation
                              Committees.
                                   Age 68

DAN J. SAMUEL
Director since 1985
- --------------------------------------------------------------------------------




[Photograph of                Mr. Wesson is President of Galen Associates, a
 Bruce F. Wesson]             health care venture firm, and a General Partner of
                              Galen Partners L.P. Prior to January 1991, he was
                              Senior Vice President and Managing Director of
                              Smith Barney, Harris Upham & Co. Incorporated,
                              Investment Bankers, New York, N.Y. (a subsidiary of Primerica Corporation). He is a Director of Cryolife, Inc. Mr. Wesson is Chairman of Witco's
                              Finance Committee and a member of the Pension
                              Committee.
                                   Age 51

BRUCE F. WESSON
Director since 1980
- --------------------------------------------------------------------------------

     Henry Sonneborn, a long-time Witco director of 34 years, has reached the Board's retirement age and will not stand for re-election at the 1994 Annual Meeting of Shareholders. Mr. Sonneborn was Vice Chairman of the Company at the time of his retirement in 1983. He diligently and conscientiously served in various capacities during his 42 year career with Witco. Mr. Sonneborn has also served on various committees of the Board during his many years as a director and most recently was Chairman of Witco's Audit Committee and a member of the Executive and Finance Committees. His experience, advice and guidance have significantly contributed to the Company's continued growth and success.

OWNERSHIP OF SECURITIES BY DIRECTORS AND OFFICERS

     As of February 28, 1994, the directors of the Company and each executive officer named in the Summary Compensation Table, individually, and all directors and executive officers of the Company as a group beneficially owned shares of Common Stock of the Company as follows:





                                                                                  AMOUNT OF BENEFICIAL OWNERSHIP
                                                                             ----------------------------------------
                                 NAME OF                                     DIRECT &
                                BENEFICIAL                                   INDIRECT     EXERCISABLE     PERCENT OF
                                  OWNER                                      OWNERSHIP    OPTIONS(a)       CLASS(b)
- --------------------------------------------------------------------------   ---------    -----------    ------------
Denis Andreuzzi...........................................................      30,016       28,500      less than 1%
William J. Ashe...........................................................      62,972       --          less than 1%
Simeon Brinberg...........................................................       2,200       --          less than 1%
William G. Burns..........................................................       2,000       --          less than 1%
Seymour Cohen.............................................................      32,751       12,720      less than 1%
Michael D. Fullwood.......................................................       3,441       23,760      less than 1%
William R. Grant..........................................................       3,374       --          less than 1%
Richard M. Hayden.........................................................       2,000       --          less than 1%
Harry G. Hohn.............................................................         200       --          less than 1%
William E. Mahoney........................................................      15,141       39,164      less than 1%
L. John Polite, Jr........................................................       9,000       --          less than 1%
Dan J. Samuel.............................................................       2,200       --          less than 1%
Henry Sonneborn III.......................................................     128,222(c)    --          less than 1%
William R. Toller.........................................................      42,934       35,520      less than 1%
Bruce F. Wesson...........................................................       1,500       --          less than 1%
William Wishnick..........................................................     317,890       --          less than 1%
All directors and executive officers as a group
  (a total of 33 individuals including those named above).................     875,068      291,528              2.3%

- ------------

     The information provided in the above chart as to each director and named executive officer, individually, and all directors and executive officers as a group is based on information received from such individuals. However, the listing of such shares is not necessarily an admission of beneficial ownership by the person. Unless otherwise indicated in the footnotes below, such individuals held, together with certain members of their family, sole voting and investment power over the shares.

 (a) Represents options exercisable within 60 days granted under the 1989 and 1992 Stock Option Plans to such persons. The options are exercisable at prices ranging from $17.3125 to $26.5625. The closing price for Witco Common Stock on the New York Stock Exchange on February 28, 1994 was $33.875 per share.

(b) The number of shares of Common Stock outstanding on February 28, 1994 was 50,519,019.

 (c) Does not include 13,060 shares owned by a charitable foundation of which Mr. Sonneborn and his wife are co-trustees and, as co-trustees, share voting and investment power with three other trustees. Mr. Sonneborn disclaims beneficial ownership of the Witco shares held by this foundation.

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers to file initial reports of ownership and reports of changes in ownership of any class of the Company's securities with the Securities and Exchange Commission. Directors and executive officers are required to furnish the Company with copies of all Section 16(a) forms that they file. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and representations that no other reports were required, all Section 16(a) filing requirements applicable to its directors and officers were complied with.




SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     Set forth below is a table indicating those persons whom the management of the Company believes to be beneficial owners of more than 5% of any class of the Company's securities as of February 28, 1994. The following information is based on reports filed with the Company and the Securities and Exchange Commission as of December 31, 1993 in accordance with Section 13(g) of the Securities Exchange Act of 1934.

                       NAME AND ADDRESS                                SHARES          PERCENT
                     OF BENEFICIAL OWNER                         BENEFICIALLY OWNED    OF CLASS
- --------------------------------------------------------------   ------------------    --------
Delaware Management Company, Inc. ............................       4,457,360(1)        8.83%
  10 Penn Center Plaza
  Philadelphia, PA 19103
Putnam Investments, Inc. .....................................       2,906,321(2)        5.80%
  One Post Office Square
  Boston, MA 02109
Wellington Management Company ................................       2,882,049(3)        5.70%
  75 State Street
  Boston, MA 02109

- ------------

(1) Delaware Management Company, Inc. has advised that with respect to such shares they have (i) sole voting power for 3,472,800 shares and shared voting power for 53,200 shares and (ii) sole dispositive power for 4,457,360 shares.

(2) Putnam Investments, Inc. has advised that with respect to such shares they have (i) shared voting power for 53,100 shares and (ii) shared dispositive power for 2,906,321 shares.

(3) Wellington Management Company has advised that with respect to such shares they have (i) shared voting power for 538,060 shares and (ii) shared dispositive power for 2,882,049 shares.

   To the best of the Company's knowledge, as of February 28, 1994, no other person owned more than 5% of the outstanding voting securities of the Company.

OTHER TRANSACTIONS

     Mr. Hohn is Chairman of the Board and Chief Executive Officer and Messrs. Burns and Grant are Directors of New York Life Insurance Company. This firm has issued guaranteed investment contracts for Witco's Thrift Savings Plan for many years and is expected to provide similar services during 1994.

     Mr. Hayden is a Partner of Goldman, Sachs & Co., Investment Bankers. This firm has provided investment banking services to the Company for many years and is expected to continue to provide such services during 1994.

BOARD OF DIRECTORS -- MEETINGS HELD AND COMMITTEES

     The Board of Directors held 8 meetings during 1993. Each director attended 75% or more of the meetings of the Board of Directors and Committees of which he was a member.

     The Board of Directors has the following standing committees:

     Executive Committee. The Executive Committee has been, and from time to time is, delegated authority by the Board to exercise the powers of the Board in matters pertaining to the management of the business (7 meetings during 1993).




     Audit Committee. The functions of the Audit Committee include (a) recommendation to the full Board as to engagement of the Company's independent auditors, (b) review with the independent auditors the plan and results of the audit engagement, (c) review the scope and results of the Company's internal audit procedures, (d) review the independence of the independent auditors, (e) review the adequacy of the Company's system of internal accounting controls, (f) review or participate in reviews of matters relating to audit, accounting and financial statements, (g) review proposed audit fees and other fees of the independent auditors and (h) review non-audit services performed by the independent auditors (4 meetings during 1993).

     Finance Committee. The functions of the Finance Committee include (a) recommendation to the Executive Committee or the full Board of proposed financing or additional equity requirements, (b) review of proposed corporate forecasts and financial needs, (c) adoption of investment policies for corporate funds and (d) such other matters affecting the financial well-being of the Company as the Committee may determine to be appropriate (4 meetings during 1993).

     Nominating Committee. The Nominating Committee is responsible for (a) review of qualifications and recommendations for replacement and/or additional nominees to the Board of Directors, (b) review and recommendation with regard to the amount of compensation to be paid to non-employee members of the Board, including compensation for committee memberships, meeting fees or such other compensation as may be deemed appropriate, (c) recommendation of policies regarding directors to the Board and (d) such other duties and responsibilities as may be delegated to the Nominating Committee by the Board of Directors (1 meeting during 1993).

     Organization and Compensation Committee. The functions of the Organization and Compensation Committee include (a) recommending approval to the full Board of the remuneration arrangements for employee directors and officers, (b) recommending the adoption of compensation and benefit plans applicable to employee directors and officers, (c) the plenary authority in its discretion to determine the purchase price of the Common Stock issuable upon the exercise of each option, to determine the employees to whom, and the time or times at which options shall be granted and the number of shares to be issuable upon the exercise of each option, to interpret the plans, to prescribe, amend and rescind rules and provisions relating to plans, to determine the terms and provisions of the respective option agreements and to make all other determinations deemed necessary or advisable for the administration of the option plans, (d) reviews with the Chief Executive Officer of the management and corporate organization structures, management organization succession plans, performance of officers and overall compensation policy of the Corporation, (e) reviews and approves for submission to the Board of Directors election of officers and (f) jointly reviews with Nominating Committee recommendation for employee members of the Board of Directors prior to submission to the Board (4 meetings during 1993).

     Pension Committee. The Pension Committee is responsible for (a) review of the pension actuarial reports, (b) review of pension fund performance and (c) establishment of fund investment policies. In addition, it recommends to the Executive Committee or the full Board changes in plan benefits, trustees or fund managers and recommends annual fund contributions to the plans (4 meetings during 1993).

COMPENSATION OF DIRECTORS

     Non-employee directors are paid an annual retainer of $21,000, an attendance fee of $700 per Board meeting, and reimbursement of travel expenses. Non-employee directors, who are members of Committees of the Board, receive additional annual retainers as follows: Executive -- $4,000; Audit -- $3,000; Finance -- $2,500; Nominating -- $2,500; Organization and
Compensation -- $2,500; and Pension --




$2,500. Any director entitled to receive annual retainers and attendance fees may elect to defer payment of all or any part of such compensation pursuant to the Company's Deferred Directors' Fees Plan until, generally, after the termination of the directors' relationship with the Company or in the event of death, in which case such deferred compensation will be paid to a beneficiary as designated.

     The Company retained Mr. Wishnick, upon his retirement as Chairman of the Board and Chief Executive Officer, as an independent consultant for the period February 1, 1991 through January 31, 1993 at an annual retainer of $100,000. On October 22, 1992, the Company extended the consultancy agreement with Mr. Wishnick for the period February 1, 1993 through January 31, 1995 at an annual retainer of $110,000. Thereafter, the agreement will be automatically extended for additional terms of one (1) year each unless either party gives ninety (90) days written notice of its intention not to continue such agreement. In addition, the Company makes office space and a part-time secretary available for use by Mr. Wishnick.

EXECUTIVE COMPENSATION

Cash Compensation

     The following table shows cash compensation paid, and certain other compensation paid or accrued for, by the Company during the years ended December 31, 1993, 1992 and 1991, to each of the Company's five most highly compensated executive officers, including the Chief Executive Officer, in all capacities in which they served. All individuals included in the table were executive officers of the Company as of December 31, 1993 and at all times during the periods shown.
                                      10

                           SUMMARY COMPENSATION TABLE

                                                                                       LONG TERM
                                                                                      COMPENSATION
                                                                                         AWARDS
                                                                                      ------------
                                                               ANNUAL COMPENSATION     SECURITIES
                                                              ---------------------    UNDERLYING
                     NAME AND                                  SALARY                   OPTIONS/           ALL OTHER
                PRINCIPAL POSITION                    YEAR       ($)      BONUS ($)   SAR'S (#)(1)    COMPENSATION ($)(2)
- ---------------------------------------------------   ----    ---------   ---------   ------------    -------------------
William R. Toller                                     1993    $ 545,000   $ 364,100    97,600               $14,643
  Chairman and Chief                                  1992      498,877     210,000    97,400                17,440
  Executive Officer                                   1991      448,990     331,600      --                  20,125
Denis Andreuzzi                                       1993    $ 422,300   $ 195,900    62,500               $ 9,015
  Vice Chairman and Chief                             1992      410,000     130,600    73,200                 8,806
  Operating Officer -- Petroleum                      1991      380,000     246,000      --                   8,607
William E. Mahoney                                    1993    $ 400,000   $ 204,200    62,500               $12,897
  Vice Chairman and Chief                             1992      311,250     117,200    42,200                10,682
  Operating Officer -- Chemicals                      1991      270,000     136,800      --                  10,902
Michael D. Fullwood                                   1993    $ 275,000   $ 137,800    32,200               $ 7,075
  Executive Vice President and                        1992      215,000      81,300    22,600                 6,450
  Chief Financial Officer                             1991      172,000      95,100      --                   5,160
Seymour Cohen                                         1993    $ 226,000   $  86,800    21,600               $ 6,780
  Group Vice President --                             1992      200,000      67,600    22,400                 6,000
  Chemical Segment                                    1991      187,000      85,100      --                   5,610

- ------------

(1) The stock options granted during 1993 and 1992 were granted pursuant to the 1992 Stock Option Plan which does not provide for tandem or stand alone stock appreciation rights (SAR's). All options have been adjusted to give effect to the 2-for-1 stock split effective October 5, 1993.

(2) All Other Compensation includes: (i) the Company's contribution on behalf of the respective executive officer pursuant to the terms of the Company's Thrift Savings Plan ('Thrift'); (ii) amounts related to the difference between the statutory value of Group-term Life Insurance ('GLI') coverage, as determined pursuant to the Internal Revenue Code and Regulations, and the actual cost of coverage paid for by the employee; and (iii) Mortgage Interest Differential ('MID') for employees that have relocated at the Company's request. Such employees are compensated for the difference in mortgage interest between the old and new mortgage during the first five years after relocation starting at 100% in the first year and decreasing by 20% in each of the succeeding years. The table below sets forth the components of All Other Compensation for the above named executive officers:

               WILLIAM R. TOLLER                 DENIS ANDREUZZI                WILLIAM E. MAHONEY
         -----------------------------    -----------------------------    -----------------------------
YEAR     THRIFT       GLI        MID      THRIFT       GLI        MID      THRIFT       GLI        MID
- -----    -------    -------    -------    -------    -------    -------    -------    -------    -------
1993      $7,075     $7,568      --        $7,075     $1,940      --        $7,004     $5,893      --
1992       6,866      7,501     $3,073      6,866      1,940      --         6,866      3,816      --
1991       6,667      6,697      6,761      6,667      1,940      --         6,667      1,230     $3,005

           MICHAEL D. FULLWOOD                 SEYMOUR COHEN
       ----------------------------    -----------------------------
YEAR   THRIFT      GLI        MID      THRIFT       GLI        MID
- -----  ------    -------    -------    -------    -------    -------
1993   $7,075      --         --        $6,780      --         --
1992    6,450      --         --         6,000      --         --
1991    5,160      --         --         5,610      --         --

Stock Option Grants

     The following table provides certain information concerning the grant of options during the year ended December 31, 1993 to the executive officers named in the Summary Compensation Table. In addition, hypothetical gains or spreads, calculated based on assumed rates of annually compounded stock price appreciation of 5% and 10% over the term of the option, have been included in the table.

             OPTION GRANTS DURING THE YEAR ENDED DECEMBER 31, 1993

                                     INDIVIDUAL GRANTS (1)(2)
                        ---------------------------------------------------     POTENTIAL REALIZABLE VALUE AT
                         NUMBER OF    % OF TOTAL                                     ASSUMED ANNUAL RATES
                        SECURITIES     OPTIONS                                 OF STOCK PRICE APPRECIATION FOR
                        UNDERLYING    GRANTED TO    EXERCISE OR                          OPTION TERM
                          OPTIONS     EMPLOYEES     BASE PRICE   EXPIRATION   ----------------------------------
         NAME           GRANTED (#) IN FISCAL YEAR ($/SHARE) (3)    DATE            5%                 10%
- ----------------------- ----------- -------------- ------------- ----------   --------------      --------------
William R. Toller......     97,600         14.09%  $     26.5625    6/9/03    $  1,630,409        $  4,131,777
Denis Andreuzzi........     62,500          9.02%  $     26.5625    6/9/03    $  1,044,063        $  2,645,862
William E. Mahoney.....     62,500          9.02%  $     26.5625    6/9/03    $  1,044,063        $  2,645,862
Michael D. Fullwood....     32,200          4.65%  $     26.5625    6/9/03    $    537,901        $  1,363,148
Seymour Cohen..........     21,600          3.12%  $     26.5625    6/9/03    $    360,828        $    914,410

- ------------

(1) Each option was granted on June 9, 1993 to purchase shares of the Company's $5.00 par value Common Stock. The exercise price represents the fair market value of the Company's Common Stock on the date of grant. Option amounts and prices have been adjusted to reflect the 2-for-1 stock split effective October 5, 1993. Twenty percent of the shares subject to the options become exercisable one year from the date of grant and 20% become exercisable on each of the four succeeding anniversaries, provided the optionee continues to be employed by the Company or any of its subsidiaries. Only those options exercisable as of the date of the optionee's termination may be exercised during the 90 day period following such termination date; however, upon termination by (i) early or normal retirement, (ii) death or (iii) disability any option not then exercisable shall become immediately exercisable and shall be exercisable during the three year period following such termination; provided that in no event shall options be exercisable after the expiration of 10 years from the date of grant. The actual value an optionee receives is dependent on future stock market conditions and there can be no assurance that the amounts reflected in the right hand columns of the table will actually be realized. No gain to the optionee is possible without an appreciation in stock value which will benefit all shareholders commensurately.

(2) The options were granted pursuant to the 1992 Stock Option Plan which does not provide for tandem or stand alone stock appreciation rights.

(3) Payment for shares of Common Stock of the Company upon exercise of a stock option may be made in cash, or in such other form of consideration, as deemed appropriate by the Committee (including cashless exercise procedures), or shares of Common Stock, or a combination of cash and shares of Common Stock.

Stock Option Exercises

     The following table provides information regarding stock option exercises by the named executive officers during the year ended December 31, 1993, including the aggregate value realized on the date of exercise. In addition, unexercised stock options (both exercisable and unexercisable) as of December 31, 1993, as well as the value of in-the-money unexercised options (i.e. options which had a positive spread between the exercise price and the fair market value of the Company's Common Stock as of December 31, 1993) have been included in the table. All unexercised options included in the table were in-the-money as of December 31, 1993. Option amounts have been adjusted to reflect the 2-for-1 stock split effective October 5, 1993. The closing price of the Company's Common Stock on the New York Stock Exchange on December 31, 1993 was $31.875.

        AGGREGATED OPTION EXERCISES IN THE YEAR ENDED DECEMBER 31, 1993
                           AND YEAR-END OPTION VALUES
                           YEAR-END VALUE -- $31.875

                                                                        NUMBER OF SECURITIES
                                          SHARES                   UNDERLYING UNEXERCISED OPTIONS     VALUE OF UNEXERCISED IN-THE-
                                        ACQUIRED ON                       AT YEAR-END (#)              MONEY OPTIONS AT YEAR-END
                                         EXERCISE        VALUE     ------------------------------    ------------------------------
                NAME                        (#)        REALIZED     EXERCISABLE     UNEXERCISABLE     EXERCISABLE     UNEXERCISABLE
- -------------------------------------   -----------    ---------   -------------    -------------    -------------    -------------
William R. Toller....................      35,480      $ 344,538        -0-              191,520            -0-      $  1,569,660
Denis Andreuzzi......................      30,640      $ 284,250        -0-              137,060            -0-      $  1,179,911
William E. Mahoney...................       5,776      $  75,810       14,664            108,260       $   179,257   $    861,261
Michael D. Fullwood..................      11,400      $  91,812       10,920             56,680       $   140,660   $    454,103
Seymour Cohen........................      12,880      $ 102,760        -0-               47,920            -0-      $    425,235

                             Certain Benefit Plans

Defined Benefit Pension Plan

     The Company currently has a qualified, non-contributory defined benefit plan, the Witco Corporation Retirement Plan, which covers executive officers and non-bargaining employees. Contributions to the pension plan in respect of any person are not and cannot be separately or individually calculated. The aggregate contribution to the plan is approximately 3.26% of the total remuneration of plan participants covered by such plan. The remuneration covered by the plan represents the base salary plus commissions. Effective January 1, 1994, the plan was amended to change the pension formula.




     Under the pension plan, a normal retirement benefit is based on (a) 1.5% of the individual's final average earnings (average base salary for the five years preceding retirement using 1992 base salary for years prior to 1992) multiplied by years of credited service, reduced by (b) 1.5% of the individual's Social Security benefit at retirement multiplied by years of credited service (to a maximum of 50% of the Social Security benefit). Pension benefits will not be less than the amount accrued as of December 31, 1993 under the pre-amended plan.

     The following table sets forth estimated annual retirement benefits, on a straight life annuity basis for the executive officers named in the Summary Compensation Table upon retirement at age 65, assuming 1993 remuneration continues unchanged and based on the provisions of the pension plan in effect as of December 31, 1993:

                                                                       ESTIMATED ANNUAL
                                                                          RETIREMENT
                                                                            BENEFIT
                                                                       -----------------
William R. Toller...................................................       $ 109,670
Denis Andreuzzi.....................................................       $ 198,046
William E. Mahoney..................................................       $  98,461
Michael D. Fullwood.................................................       $ 100,902
Seymour Cohen.......................................................       $  93,005

     The maximum annual benefit which may be paid to any individual from the plan's trust fund is limited by the Internal Revenue Code of 1986, as amended (the 'Code'). The Code also limits the amount of compensation that can be used to determine this annual benefit. To the extent that the amount determined under the pension formula exceeds these limitations, any excess will be paid by the Company through the Excess Benefit and Compensation Cap Plan of Witco Corporation ('Excess Plan'). For 1994 the annual benefit limit payable under the plans' trust is $118,800. The compensation limit for 1994 is $150,000.

Supplemental Executive Retirement Plan

     The Company has a Supplemental Executive Retirement Plan and participants in the plan are or have been corporate officers selected by the Board of Directors. The Supplemental Plan supplements coverage under the Company's pension plan and provides a participant or his named beneficiary, who retires at or after age 65, with 50% of his average base salary plus bonuses (averaged over three years preceding retirement) less amounts paid under the pension plan, the Excess Plan and 50% of Social Security benefit.

     In the event of death, the Company will pay a benefit to the executive's beneficiary.

     In the event of the actual or constructive termination of employment of a participant within three years after a change in control, as defined in the Supplemental Plan, he will be entitled to a lump-sum payable in cash equal to three times his average total pay (averaged over five years) less $1.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During the fiscal year ended December 31, 1993, the Organization and Compensation Committee (the 'Committee') was composed of Messrs. Ashe, Burns, Grant, Hohn and Samuel. All members of the Committee participated in decisions related to compensation of the Company's executive officers.

     Prior to his retirement in May 1986, Mr. Ashe was President and Chief Operating Officer of the Company.


     Mr. Hohn is Chairman of the Board and Chief Executive Officer of New York Life Insurance Company. This firm has provided services to the Company for many years and may provide services during 1994.

     No executive officer of the Company served as a director or member of a compensation committee of another entity, one of whose executive officers served as a director or on the Committee of the Company.

             REPORT OF THE ORGANIZATION AND COMPENSATION COMMITTEE

     This report describes the role of the Organization and Compensation Committee and provides an overview of the Company's executive compensation philosophy. The report also describes how the executive compensation program was administered in 1993 with specific emphasis on the Committee's decisions affecting the compensation of the chief executive officer.

THE COMMITTEE'S ROLE

     The Committee reviews and approves each element of the Company's executive compensation program and periodically assesses the effectiveness of the program as a whole. This program covers the chief executive officer, the four other named executive officers, and all other executive officers of the Company. Specifically, the Committee approves the salaries of all executive officers, cash awards under the Company's Officers' Annual Incentive Program, the grant of stock options under the Stock Option Plan, and the provision of any special benefits or perquisites, which in keeping with longstanding company policy, are limited to the use of company cars and certain directly related expenses, to executive officers. In addition to approving salaries and grants for individual executive officers, the Committee also reviews the aggregate expenditure of funds for cash incentives, the aggregate allocation of shares for proposed Stock Option Plans, and the ongoing operation of the executive compensation program described above.

     To carry out its responsibilities, the Committee's five non-employee directors met 4 times during 1993. Activities of the Committee included the review of the Company's various incentive programs and assessment of the competitiveness of the overall compensation program.

OBJECTIVES OF THE EXECUTIVE COMPENSATION PROGRAM

     The two principal objectives of the Company's executive compensation program are to:

           -- Provide competitive total compensation opportunities that will serve to attract, retain and motivate talented executives who can achieve the long-term financial and strategic goals of the Company and produce increased value for shareholders.

           -- Provide a comprehensive compensation program which emphasizes the pay-for-performance philosophy of the Company by integrating executive compensation with short and long-term performance goals of the Company and its key business units and rewarding each executive's individual initiative and achievements.

     With respect to the first objective, the Committee regularly reviews information derived from various sources, including proxy statements, industry surveys, and external compensation consultants. It is the Committee's intention to set total compensation opportunity levels which are competitive with a comparison group of chemical and petroleum product companies and other major publicly-traded companies of similar size and complexity (the 'Comparison Group') because the Committee believes that the relevant market for executive talent is broader than those companies against which it directly competes. Thus, the companies included in the Comparison Group are not the same as the companies represented in the published industry indexes in the Comparison of Five-Year Cumulative Total Return graph included in this Proxy Statement.

     The Committee examines specific salary and incentive target recommendations for each executive officer based on the requirements, responsibilities, and specific goals for each position. In general, it is the Committee's intention to provide total compensation opportunities that approximate median compensation levels of the Comparison Group when the Company is operating at fully acceptable levels of performance.

     With respect to the second objective, the Company's executive compensation programs are designed to place a significant portion of the total compensation opportunity at risk. The two principal incentive programs of the Company, the Officers' Annual Incentive Program ('OAIP') and the Stock Option Plan ('SOP'), use different performance measures and periods, but both create a variable opportunity which links compensation to performance.

     It is the general intention of the Committee to attempt to assure that executive compensation will meet the requirements for deductibility under
Section 162(m) of the Code. That new provision establishes a limit on the deductibility of annual compensation for certain executive officers which exceeds $1,000,000. The Committee has directed the Company's management to review executive compensation arrangements and employee benefit plans with a view to determining the procedures and changes necessary to comply with proposed regulations recently released by the U.S. Department of the Treasury which interpret this new Code provision. However, the Committee reserves the right, under appropriate circumstances and where merited by individual performance, to nevertheless authorize compensation payments which may not, in a specific case, be fully deductible by the Company.
OVERVIEW OF EXECUTIVE COMPENSATION AND 1993 COMMITTEE ACTIONS

     As indicated above, the Company's executive compensation program has three principal components: base salary, annual cash incentives under the OAIP, and stock options under the SOP. The Committee's decisions and actions during 1993 with respect to each of these components are discussed below.

THE BASE SALARY PROGRAM

     The base salary program is intended to provide base salary levels that are externally competitive, internally equitable, and reflect each individual's performance and contribution to the Company. Each year, a budget for merit increases for individual performance is adopted after reviewing a number of surveys on trends in salary planning and budgeting. In addition, the current salary of each executive officer is compared to salary surveys and proxy data for similar positions having approximately the same scope of responsibility. Each executive officer's pay is then reviewed within the context of the total merit increase budget and an appraisal of each executive officer's individual performance to arrive at merit increase determinations. In 1993, merit increases for individual executive officers of the Company ranged from 0% to 10% of base salary producing an average merit increase of 5.6% for all executive officers of the Company. This analysis is necessarily a subjective process which utilizes no specific weighting or formula with respect to the described factors in determining the base salaries of executive officers.

THE OFFICERS' ANNUAL INCENTIVE PROGRAM

     The OAIP provides for annual cash incentive compensation which uses different performance measures for different executive officer positions. Bonus awards are paid under the OAIP only if performance exceeds a predetermined performance target reflecting minimally acceptable performance. The minimum or threshold payout, which is 50% of the target payout, is set at 80% of the performance target and if actual results fall short of this threshold no incentive compensation is paid to executive officers. Target payouts under the plan are made if fully acceptable performance is achieved. Maximum payouts can exceed target payouts by 50% or more if outstanding levels of performance are achieved.

     For Management Committee members (which include four of the five named executive officers, one of whom is the chief executive officer), the most important performance criterion is the achievement of an earnings per share ('EPS') target. An annual EPS target is recommended by the Committee and approved annually by the entire Board for strategic and financial planning purposes. By setting EPS targets at near record levels, the Committee assures that executive pay is truly at risk and that compensation will bear a strong relationship to corporate performance. Primary EPS (the primary performance measure for OAIP awards for Management Committee members) is adjusted by a 'supplementary performance multiplier' determined by the Committee. The multiplier, which can increase or decrease the basic award by up to 20% is intended to reflect the Committee's subjective assessment of the Management Committee's performance as a team in areas that may not be fully reflected in EPS results. These areas include the strategic positioning of the Company, the quality of the Company's products, social and environmental responsibility initiatives, and the efficient use of capital. All of the named executive officers are Management Committee members except for Mr. Cohen, who is included in the group discussed immediately below.

     For Mr. Cohen and other executive officers having direct responsibility for the profitability of a business unit, the primary performance measure is the operating income for their assigned business units. Operating income targets for each business unit are consistent with and contribute to the Company's overall EPS target. Awards for this group are adjusted by two multipliers, both of which can increase or decrease the basic award by 20%. One is based on the Company's overall EPS performance and the other is based on personal performance factors which may not be reflected in financial results. For executive officers having staff responsibilities, the basic performance measure is EPS. Basic awards can be increased or decreased up to 30% to reflect personal performance factors and contributions.

     For the 1993 OAIP bonus awards, EPS results were adjusted by the Committee to reflect that certain charges did not pertain to the operating performance of the Company in that year. On this basis, EPS performance fell below the target level of performance (which would generate target basic awards), but exceeded the threshold level of performance (which would generate minimum basic awards under the plan). In addition, operating income for each of the various business units of the Company was insufficient to meet operating income targets but did exceed the threshold level of performance necessary to trigger minimum OAIP awards.


STOCK OPTION PLAN

     The SOP is designed to reward executive officers and other key employees directly for appreciation in the long-term price of the Company's stock. The plan directly links the compensation of executive officers to gains by the shareholders and encourages executive officers to adopt a strong stakeholder orientation in their work. The SOP also places what can be a significant element of compensation at risk because the options have no value unless there is appreciation over time in the value of Company stock.

     In 1992 shareholders approved the 1992 Stock Option Plan for Employees (the 'Plan'), which replaced all earlier stock option plans in effect. The Plan enables the Committee to grant both incentive stock options (as defined under Section 422 of the Code) and non-qualified stock options. Stock options are the only form of long-term incentive compensation currently used by the Company. However, the Committee periodically assesses the relative merits of alternative approaches to long-term incentives and may at some future time introduce other long-term incentives to either supplement or replace stock options.

     The Committee generally intends to grant stock options annually to all executive officers based on factors similar to those used to determine base salary and annual bonus amounts, including a review of the practices, grant levels, and grant values of the Comparison Group. The total amount of stock options granted to any particular executive is targeted to provide a median level of expected value as compared to the prevailing practices of the Comparison Group. In the event of poor corporate performance, the Committee has the discretion to reduce the target award levels or to elect not to award stock options.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

     In determining the appropriate level of total compensation for Mr. Toller, the Company's chief executive officer, the Committee reviewed the internal compensation levels of the Company, total compensation packages provided to other chief executive officers in the Comparison Group and the Company's short and long-term financial and strategic performance.

     In determining Mr. Toller's 1993 base salary and merit increase, the Committee took into account the Company's success in integrating the Schering Acquisition into the existing corporate structure, the Company's continued expansion of its global manufacturing and marketing presence, and increases in the Company's total level of sales and return on equity. In addition, the Committee considered Mr. Toller's outstanding individual performance, including his contributions to the continuing success and increased value of the Company, his social and environmental leadership and a comparison of base salaries of other chief executive officers in the Comparison Group. On this basis, the Committee awarded Mr. Toller a base salary of $545,000, including a merit increase of 9.0%.

     The Committee also approved an OAIP award of $364,100 for Mr. Toller for performance in 1993. This award was based on the Company's EPS performance, which fell below the target level of performance but exceeded the threshold level of performance thus generating minimum basic awards under the plan. This award was supplemented by the Committee's assessment of the overall success of the Management Committee in achieving various non-financial goals of the Company referred to above.

     In addition, on June 9, 1993 the Committee approved a stock option grant of 97,600 shares to Mr. Toller pursuant to the provisions of the Plan. The Committee believes that this award will further serve to place Mr. Toller's compensation at risk while providing the potential for significant gain only if the Company's shareholders also participate in an appreciation in their investment. In determining the total amount of options to be granted to Mr. Toller, the Committee assessed grant values provided to other chief executive officers in the Comparison Group, the success of the Company in achieving its financial and strategic performance goals in 1993 and the individual performance of Mr. Toller during 1993.

SUMMARY

     The Committee believes that the executive compensation program continues to attract and retain the executive resources needed to maximize shareholder returns. The emphasis on compensation incentives, which address both long-term and annual performance as well as both financial and stock performance, ensures that the program functions in the best interests of the Company's shareholders.

     SUBMITTED BY THE ORGANIZATION  AND COMPENSATION COMMITTEE  OF THE BOARD  OF
DIRECTORS:

William R. Grant, Chairman           Harry G. Hohn
William J. Ashe                      Dan J. Samuel
William G. Burns

PERFORMANCE GRAPH

     The following chart compares the yearly percentage change in the cumulative total shareholder return on the Company's Common Stock during the five fiscal years ended December 31, 1993 with the cumulative total return on the S&P 500 Stock Index and the S&P Chemicals and Specialty Chemicals Indices. The year-end investment values are shown beneath the graph.


                                 WITCO CORPORATION
                    COMPARISON OF 5-YEAR CUMULATIVE TOTAL RETURN:
                   S&P 500, S&P CHEMICALS, S&P SPECIALTY CHEMICALS
                     VALUE OF $100 INVESTED ON DECEMBER 31, 1988



                               [PERFORMANCE GRAPH]

S&P CHEMICALS                 $100     $130     $112     $147     $162     $181
S&P SPECIALTY CHEMICALS       $100     $143     $148     $221     $234     $265
WITCO                         $100     $115     $ 97     $139     $172     $226
S&P 500                       $100     $132     $127     $166     $179     $197

Companies in indices weighted by market
capitalization; indexed to 100 at 12/31/88.
All dividends reinvested over period.

     The Stock Price Performance Graph above and the foregoing Organization and Compensation Committee Report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent Witco Corporation specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

                                   PROPOSAL 2
                          APPROVAL OF AMENDMENT TO THE
                COMPANY'S RESTATED CERTIFICATE OF INCORPORATION
              REGARDING INDEMNIFICATION OF DIRECTORS AND OFFICERS

GENERAL

     On March 1, 1994, the Board of Directors of the Company unanimously adopted an amendment to Article XI of the present Restated Certificate of Incorporation, as amended (the 'Restated Certificate'). The Company's shareholders are being asked to approve this amendment to the present Article XI of the Restated Certificate with respect to indemnification of directors, officers and certain other persons. The Board of Directors considers it to be in the best interests of the Company and its shareholders to indemnify such persons to the fullest extent permitted by applicable law. Approval of the proposed amendment requires the affirmative vote of a majority of the outstanding shares of the Company.

SUMMARY OF PURPOSE AND EFFECTS OF THE PROPOSED CHANGES

     The Board has determined that it would be advisable to amend the provisions of the Company's present Restated Certificate which address the rights of directors, officers, employees and agents to indemnification by the Company under certain circumstances. While these provisions of the Restated Certificate presently mandate the basic protection for such individuals that is available under the Delaware General Corporation Law (the 'Delaware Law'), which is applicable to the Company, the Board believes it to be desirable to include a fuller statement in the Company's certificate of incorporation of the rights of directors, officers, employees and agents of the Company to indemnification by the Company in certain circumstances.

     The Board of Directors has approved an amendment to present Article XI of the Restated Certificate with respect to indemnification of directors, officers and certain other persons. The proposed amendment would revise and restate
Article XI as set forth in full in Exhibit A to this Proxy Statement. The full text of present Article XI is set forth in Exhibit B to this Proxy Statement.

     Due to the expense of defending lawsuits, the frequency with which unwarranted litigation is brought against directors and the inevitable uncertainties with respect to the application of the business judgment rule to particular facts and circumstances, directors have traditionally relied for protection on indemnity from the corporation they serve. The Delaware Law recognizes that adequate indemnity provisions are often a condition of an individual's willingness to serve as a director or officer of a Delaware corporation. Existing Article XI currently provides for indemnification of certain persons, including directors and officers, in accordance with Delaware law. However, the Board of Directors considers it to be in the best interests of the Company and its shareholders to indemnify such persons to the fullest extent permitted by applicable law, and to set forth the specific terms of such indemnification as permitted by applicable law in the Restated Certificate and to provide certain procedural mechanisms to indemnified parties that are not addressed by the Delaware Law. In addition, the Board considers it desirable that the Company's certificate of incorporation expressly provide that the Company may procure insurance for this purpose. The Board believes that the Company should take every possible step to ensure that the Company will continue to be able to attract the best possible directors and officers. The primary purpose of the proposed amendment is to supplement the existing provisions in the Restated Certificate to ensure that the Company will continue to be able to attract individuals of the highest quality and ability to serve as its directors and officers.

     Paragraph (a) of proposed new Article XI states that each person who was or is made a party to, is threatened to be made a party or is otherwise involved in, any threatened, pending or completed action, suit or proceeding by reason of the fact that he or she is or was a director or officer of the Company (or was serving at the request of the Company as a director, officer, employee or agent of another entity) shall, except in certain limited circumstances, be indemnified and held harmless by the Company to the full extent authorized by applicable law, as in effect (or, to the extent authority for indemnification is broadened, as it may be amended) against all expense, liability or loss (including attorneys' fees, judgments, fines, excise taxes or penalties and amounts to be paid in settlement) reasonably incurred by such person in connection therewith. Present Article XI provides mandatory indemnification to employees and agents as well as to directors and officers. The Board of Directors believes that, except as otherwise required by law, it is preferable to extend indemnification to employees and agents only upon specific authorization by the Board.

     Paragraph (b) of proposed Article XI expressly provides that the Company shall pay the expenses incurred by a director or officer in defending the proceedings specified above in advance of their final disposition, provided that such payment shall only be made upon delivery to the Company by the indemnified party of an undertaking to repay all amounts so advanced if it shall ultimately be determined that the person receiving such payment is not entitled to be indemnified under Article XI or otherwise.

     Paragraph (c) of proposed Article XI provides that the right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in Article XI shall not be exclusive of any other right which any person may have or acquire under statute, provision of the Company's Restated Certificate or its Bylaws, or otherwise. In addition, Paragraph (c) provides that the rights conferred thereby shall be contract rights.

     Paragraph (d) of proposed Article XI provides that a person indemnified under Article XI may bring suit against the Company to recover unpaid amounts claimed thereunder and that if such suit is successful, the expense of bringing such suit shall be reimbursed by the Company. Paragraph (d) further provides that, while it is a defense to such a suit that the person claiming indemnification has not met the applicable standards of conduct making indemnification permissible under applicable law, the burden of proving the defense shall be on the Company, and neither the failure of the Company to have made a determination that indemnification is proper, nor an actual determination by the Company that the claimant has not met the applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

     Paragraph (e) of proposed Article XI specifically provides that the Company may maintain insurance, at its expense, to protect itself and any of its directors, officers, employees or agents against any expense, liability or loss, whether or not the Company would have the power to indemnify such person against such expense, liability or loss under applicable law.

     Paragraph (h) of proposed Article XI authorizes the Company to enter into indemnification agreements similar to those described in Proposal 3. If Proposal 2 is not approved by the shareholders, the Company may still enter into indemnification agreements with its directors or officers if Proposal 3 is approved by the shareholders.

     Paragraph (j) of proposed Article XI authorizes the Company to grant rights to indemnification and advancement of expenses to any employee or agent of the Company to the extent authorized by the Board of Directors.

     The provisions of proposed Article XI supplement and expand upon the current provisions of present Article XI of the Restated Certificate in several respects. Paragraph (b) makes advances of expenses incurred in defending a proceeding mandatory, provided that the person seeking such advances furnishes an undertaking to the Company to repay all amounts so advanced if it shall be determined by a final adjudication that the person receiving such expenses is not entitled to be indemnified. Paragraph (c) provides that the right to indemnification is a contract right; the current provisions do not so provide specifically. As described above, Paragraph (d) also expressly provides that any person claiming indemnification may sue the Company for payment of amounts due, that the Company in such case will have the burden of proving that the claimant has not met the standards of conduct which make it permissible to indemnify the person for the amount claimed under the Delaware Law (except in the case of a claim for advancement of expenses, where the required undertaking has been tendered, in which case it shall be a defense that the person has not met the applicable standards of care) and that neither the failure by the Company to have made a determination that indemnification is proper, nor an actual determination by the Company that the claimant has not met the applicable standard of conduct, is a defense to the action or creates a presumption that the claimant has not met the applicable standard of conduct.

     The Board of Directors recommends a vote FOR approval of the proposed amendment to the Company's Restated Certificate of Incorporation regarding indemnification of directors and officers.

                                   PROPOSAL 3
                              APPROVAL OF FORM OF
                       PROPOSED INDEMNIFICATION AGREEMENT

GENERAL

     The Company's shareholders are being asked to approve a form of indemnification agreement (the 'Indemnification Agreement') which the Company proposes to enter into with each of its current directors and officers. The proposal would also authorize the Company, subject to approval by the Board of Directors, to enter into a similar Indemnification Agreement with any future director or officer of the Company and with any person who serves as a director or officer of any other corporation at the request of the Company. Approval of this proposal requires the affirmative vote of a majority of the shares voting on the proposal.

     Although the Company believes that the following description provides a fair summary of the material terms of the Indemnification Agreement, the description is qualified in its entirety by the text of the form of Indemnification Agreement, which is attached to this Proxy Statement as Exhibit C.

PURPOSE OF THE INDEMNIFICATION AGREEMENT

     The Indemnification Agreement is a response to the increasing hazard of litigation directed against directors or officers of publicly-held companies, and the escalating costs incurred in such litigation. Although the Company has not experienced difficulty in retaining its current directors and officers, the Board of Directors believes that the Indemnification Agreement will serve the best interests of the

Company and its shareholders by strengthening the Company's ability to attract and retain knowledgeable, experienced persons to serve as directors or officers in the future.

     The Indemnification Agreement is intended to complement the indemnity and protection available to directors and officers under the Delaware Law and the Company's Restated Certificate of Incorporation and Bylaws, and to provide for indemnification of the Company's directors or officers to the fullest extent permitted by applicable law.

     As of the date of this Proxy Statement, there was no pending litigation or proceeding involving a director or officer of the Company with respect to which indemnification under the form of Indemnification Agreement would be required or permitted.

     The Indemnification Agreement will represent a contractual obligation of the Company that cannot be unilaterally altered. Approval of the proposed form of Indemnification Agreement may reduce the likelihood of derivative litigation against directors or officers and may discourage or deter shareholders or management from bringing a lawsuit against directors or officers for breach of their duty, even though such an action, if successful, might otherwise have benefited the Company and its shareholders.

EXISTING PROTECTION

     Delaware Statutes and the Company's Bylaws. The Delaware Law provides a statutory framework for indemnification of a director or officer who has been or is threatened to be made a party to any legal proceeding by reason of such director's or officer's service to the Company. The Delaware Law provides that indemnification shall be made to any director or officer who has been successful 'on the merits or otherwise' with respect to the defense of any such proceeding, but does not require indemnification in any other circumstance. The Delaware Law permits the Company to advance expenses incurred in the defense of such a proceeding if the indemnified director or officer provides the Company with an undertaking to repay such sums if it is later determined that such director or officer was not entitled to indemnification. Finally, the Delaware Law permits the Company to procure insurance on behalf of its directors and officers against any liability asserted against or incurred by a director or officer, even if the Company would not otherwise have the power under applicable law to indemnify the director or officer for such expenses.

     Statutory Limitation of Directors' Liability. The Company's Restated Certificate of Incorporation provides that, to the fullest extent permitted under the Delaware Law, no director shall be personally liable to the Company or its shareholders for monetary damages for breach of fiduciary duty as a director.

     Directors' and Officers' Liability Insurance. Insurance traditionally has provided additional protection to directors and officers by covering expenses of litigation and judgments in a wide range of cases, even if an insured company would be prohibited from directly indemnifying its directors and officers. There can be no assurance, however, that adequate coverage will be available at reasonable cost. Accordingly, the Board of Directors believes that it serves the Company's best interest to supplement any coverage which the Company may maintain in the future by agreeing by contract to indemnify directors or officers to the fullest extent permitted under applicable law.

SUMMARY OF THE FORM OF INDEMNIFICATION AGREEMENT

     The proposed form of Indemnification Agreement is based on the provisions of the Delaware Law, which are contained primarily in Section 145 of the Delaware Law ('Section 145'). The form of

Indemnification Agreement provides generally that the Company will to the fullest extent permitted by law indemnify the officer or director against expense arising from any event or occurrence related to the fact that such person is or was serving as an officer or director of the Company (or of another entity at the Company's request). The form of Indemnification Agreement is intended to provide broader indemnification than that which is specifically provided by Section 145. Under the form of Indemnification Agreement, indemnification claims may result in a significant additional expense to the Company.

     The form of Indemnification Agreement sets forth a number of substantive and procedural matters, which are not covered or are covered in less detail in
Section 145, including the following:

     Advancement of Expenses. The form of Indemnification Agreement provides that litigation expenses shall be advanced to an indemnified party at such party's request. However, if and to the extent the Reviewing Party determines, in accordance with the procedures described below, that the indemnified party would not be permitted to be so indemnified under applicable law, the Company is entitled to reimbursement from the indemnified party. Section 145 provides that such expenses may be advanced against an undertaking delivered to the Company by the indemnified party to repay the amount advanced if it is ultimately determined that such party is not entitled to indemnification for such expenses.

     Procedure to Enforce Rights. In the event the indemnified party has not received full indemnification within thirty days after making appropriate demands for such indemnification, the form of Indemnification Agreement allows the indemnified party to enforce its indemnification rights by commencing litigation in an appropriate court in the State of New York. Section 145 does not set forth a procedure for enforcing a party's right to indemnification.

     Prohibited Indemnification. The form of Indemnification Agreement provides that no indemnification shall be paid by the Company (i) on account of any proceeding in which judgment is rendered against the indemnified party for an accounting of profits made from the purchase or sale by the indemnified party of securities of the Company pursuant to Section 16(b) of the Securities Exchange Act of 1934, as amended, or similar provisions of any federal, state or local laws, or (ii) if the indemnified party is found to have committed gross negligence or reckless disregard of his or her fiduciary obligations under the Delaware Law.

     Reviewing Party. The form of Indemnification Agreement provides for a party to review the indemnified party's rights to indemnification after a written demand has been made for such indemnification. Prior to a Change in Control (as defined in the Indemnification Agreement), the reviewing party shall be any appropriate person or body consisting of a member or members of the Board of Directors or any other person or body appointed by the Board of Directors who is not a party to the proceeding at issue. After a Change in Control, the reviewing party shall be independent counsel selected by the indemnified party and approved by the Company (which approval shall not be unreasonably withheld).
Section 145 requires a finding by a majority vote of disinterested directors, independent legal counsel or the shareholders that the applicable standard of conduct has been met.

     Establishment of Trust Fund for Benefit of Indemnified Party. The form of Indemnification Agreement provides that if there is a Change in Control, the Company shall, upon written request of the indemnified party, create a trust fund for the benefit of the indemnified party and shall, upon written request of the indemnified party, fund the trust to satisfy reasonably anticipated expenses relating to indemnification under the Indemnification Agreement.

     Retroactivity. The form of Indemnification Agreement by its terms is deemed to have been in effect during all periods that the indemnified party has been a director or officer of the Company, regardless of the date each such agreement was executed.

EFFECT OF SHAREHOLDER APPROVAL

     Section 144 of the Delaware Law provides that no contract between a corporation and one or more of its directors or officers is either void or voidable because such person or persons are parties to such contract if: (i) the material facts as to such director's or officer's interest and as to the contract or transaction are disclosed or known to the Board of Directors and the Board of Directors in good faith authorizes the transaction by the affirmative vote of a majority of the disinterested directors, even though the disinterested directors constitute less than a quorum; (ii) the material facts as to the director's or officer's interest and as to the contract or transaction are disclosed or known to the shareholders entitled to vote thereon and such contract or transaction is specifically approved in good faith by a vote of the shareholders; or (iii) the contract or transaction is fair to the Company as of the time it is authorized, approved or ratified by the Board of Directors or the shareholders. If the contract has not been so approved, the contract is not void or voidable if the person asserting the validity of the contract sustains the burden of proving that the contract was just and reasonable to the Company at the time it was authorized.

     Although the Company believes that the form of Indemnification Agreement is just and reasonable to the Company, and that shareholder approval may not therefore be required to ensure enforceability of the Indemnification Agreement, the Company believes that it is appropriate to submit the form of Indemnification Agreement to the shareholders for their consideration. If the form of Indemnification Agreement is approved by the shareholders, the Company's shareholders may not later assert a claim that the Indemnification Agreement is invalid due to improper authorization. However, the shareholders may challenge the validity of the Indemnification Agreement on other grounds. If the form of Indemnification Agreement is not approved by the shareholders, the Company will reconsider the implementation of such agreements. It such agreements are implemented in the absence of shareholder approval, the invalidity of such agreements could thereafter be asserted by any shareholder. In such an instance, the person asserting the validity of the contract would bear the burden of proving that they were just and reasonable to the Company at the time they were authorized.

     The Board of Directors recommends a vote FOR the approval of the proposed form of Indemnification Agreement.

                                   PROPOSAL 4
                 APPROVAL OF PROPOSED AMENDMENT AND RESTATEMENT
                   OF COMPANY'S CERTIFICATE OF INCORPORATION

     The Board of Directors has also approved the adoption of a new Restated Certificate of Incorporation for the Company. The Board of Directors has declared it advisable and in the best interests of the Company and its shareholders to restate in full the present Restated Certificate. The new Restated Certificate of Incorporation seeks to clarify, integrate and streamline the present provisions of the charter, add the amendment described under
Proposal 2, if approved by shareholders and make certain other amendments, including the deletion of obsolete language. The text of the new Restated Certificate of Incorporation as proposed to be adopted (the 'Restated Certificate of

Incorporation') is annexed to this Proxy Statement as Exhibit A. The Restated Certificate as presently in effect was amended most recently in 1988. In accordance with the provisions of the Delaware Law, the present Restated Certificate as amended may be restated in full. For the reasons described below, the Board of Directors believes that it would be desirable and appropriate to do so. As set forth in Exhibit A, the new Restated Certificate of Incorporation would, among other matters, include the provisions set forth in Proposal 2 in this Proxy Statement. Approval of the proposed amendment and restatement of the Company's Certificate of Incorporation requires the affirmative vote of a majority of the outstanding shares of the Company.

     On March 1, 1994, the Board of Directors approved several amendments to the present Restated Certificate. Article III of the Restated Certificate currently provides a detailed list of the objects and purposes of the Company. The proposed amendment to the Restated Certificate would replace this obsolete language with a statement that the purpose of the Company is to engage in any lawful act or activity for which a corporation may be organized under Delaware Law.

     This proposed amendment would serve two purposes: (i) it will remove obsolete language from the Restated Certificate and replace it with more modern language, and (ii) it will allow the Company more flexibility in the activities it is allowed to engage in. While the Company currently has no plans to expand its operations from producing quality specialty chemical and petroleum products, the proposed amendment will allow the Company to diversify its operations in the future without seeking shareholder approval should the Board of Directors determine that such diversification is necessary or appropriate. The proposed new Restated Certificate of Incorporation would also (i) correct several typographical errors contained in the Restated Certificate and (ii) renumber various sections and cross-references.

     The current Restated Certificate has been amended 16 times since its last restatement on December 26, 1979. A simplified and corrected Restated Certificate of Incorporation as described above is desirable to avoid ambiguity and to make the Company's charter setting forth the basic rights and privileges of shareholders readily accessible and understandable for all. In those instances where a certified copy of the Company's Certificate of Incorporation is required to be delivered, a single instrument (rather than 17 separate documents) can be delivered. In addition, the Board considers that setting forth the amendment proposed in Proposal 2, if adopted by shareholders, in a fully integrated, restated certificate of incorporation is appropriate and in the best interests of the Company and its shareholders.

     The Board of Directors recommends a vote FOR approval of the proposed amendment and restatement of the Company's Certificate of Incorporation.

                                   PROPOSAL 5
                      PROPOSED RATIFICATION OF APPOINTMENT
                            OF INDEPENDENT AUDITORS

     The Board of Directors has appointed Ernst & Young as the independent auditors to examine the accounts of the Company for the 1994 fiscal year. Ernst & Young has been serving the Company in this capacity for many years. In the event that ratification of this selection of auditors is not approved by the affirmative vote of a majority of the shares voting on the proposal, the selection of independent auditors will be reconsidered by the Board of Directors.

     A member of Ernst & Young is expected to be in attendance at the Annual Meeting with the opportunity to make a statement and respond to questions.

     The   Board  of  Directors  recommends  a  vote  FOR  ratification  of  the appointment of Ernst & Young as the Company's independent auditors.

                             SHAREHOLDER PROPOSALS

     If any shareholder intends to present a proposal to the Company for inclusion in its proxy statement relating to the annual meeting of shareholders to be held in April 1995, or wishes to recommend nominees to the Board of Directors, such proposal, in writing and addressed to the Secretary, must be received by the Company no later than November 28, 1994. A shareholder may bring other business before an annual meeting by giving written notice of such proposed business, either by personal delivery or by United States mail, either certified or registered, return receipt requested, to the Secretary of the corporation at least ninety days prior to the anniversary date of the last annual meeting held or not later than ten days after notice of public disclosure of the date of the annual meeting is given or made to shareholders, whichever date is earlier. Such notice shall set forth as to each item of business the shareholder proposes to bring before the annual meeting (i) a brief description of such item of business and the reasons for conducting it at the meeting and, in the event that such item of business includes a proposal to amend either the certificate of incorporation of the corporation or the by-laws, the language of the proposed amendment, (ii) the name and address of the shareholder proposing such item of business, (iii) a representation that the shareholder is a holder of record of stock of the corporation entitled to vote at such meeting having a market value of at least one thousand dollars and intends to appear in person or by proxy at the meeting to propose such item of business, and (iv) any material interest of the shareholder in such item of business. Only business which has been properly brought before an annual meeting of shareholders in accordance with the by-laws shall be conducted at such meeting, and the Chairman of such meeting may refuse to permit any business to be brought before such meeting which has not been properly brought before it in accordance with the by-laws.

                      By order of the Board of Directors,

                                              Dustan E. McCoy
                                              Vice President,
                                              General Counsel
                                              and Corporate Secretary


March 28, 1994

                                                                       EXHIBIT A

                                    RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF
                               WITCO CORPORATION

     Witco Corporation, a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:

     1. The name of the Corporation is Witco Corporation. Witco Corporation was originally incorporated under the name 'Witkem, Inc.', which was changed by merger to 'Witco Chemical Company, Inc.' which was changed by amendment to the Articles of Incorporation to 'Witco Chemical Corporation', which was changed by amendment to the Articles of Incorporation to the present name. The original Certificate of Incorporation of Witkem, Inc. was filed with the Secretary of State of the State of Delaware on June 12, 1958.

     2. This Restated Certificate of Incorporation amends and restates the provisions of the restated Certificate of Incorporation of this corporation as heretofore amended or supplemented.

     3. The text of the Restated Certificate of Incorporation as heretofore amended or supplemented is hereby amended and restated to read in its entirety as follows:

                                   ARTICLE I

     The name of the corporation (which is hereinafter referred to as the 'Company') is Witco Corporation.

                                   ARTICLE II

     The registered office of the Company is to be located at 1209 Orange Street, in the City of Wilmington, in the County of New Castle, in the State of Delaware. The name of its registered agent at that address is The Corporation Trust Company.

                                  ARTICLE III

     The purpose of the Company is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

                                   ARTICLE IV

     The aggregate number of shares which the Company shall have authority to issue is 108,314,386 divided into classes as follows: 14,386 shares shall be $2.65 Cumulative Convertible Preferred Stock, $1.00 par value per share; 8,300,000 shares shall be Series Preferred Stock, without par value; 100,000,000 shares shall be Common Stock, $5.00 par value per share.

     The   following  is  a  statement  of  the  designations  and  the  powers, preferences and rights of the classes of the stock of the Company:

     $2.65 Cumulative Convertible Preferred Stock.

     1. Dividends. The holders of the $2.65 Cumulative Convertible Preferred Stock (hereinafter referred to as the '$2.65 Preferred Stock'), in preference to the holders of Series Preferred Stock and Common Stock, shall be entitled to receive as and when declared by the Board of Directors, out of the assets of the Company which are by law available for the payment of dividends, cumulative cash dividends at, but not exceeding, the rate of $2.65 per share per annum, payable quarterly on the tenth day of January, April, July and October. Dividends upon the $2.65 Preferred Stock shall be cumulative so that, if in respect of any past quarter-yearly dividend period full dividends upon the outstanding $2.65 Preferred Stock shall not have been paid, the deficiency shall be fully paid or set apart for payment before any dividend shall be declared and paid or set apart for payment upon the Series Preferred Stock or the Common Stock and before any assets available for the payment of dividends shall be paid or set apart for the purchase of any shares of Series Preferred Stock or Common Stock.

     2. Redemption. The $2.65 Preferred Stock may be redeemed in whole or in part by the Company at any time on or after July 10, 1971. The sums payable upon redemption (in addition to accrued and unpaid dividends up to and including the date fixed for redemption) shall be $67.00 per share if redeemed during the first year following July 10, 1971, $66.50 per share if redeemed during the second year and $66.00 per share if redeemed during the third and following years. If less than all outstanding shares of the $2.65 Preferred Stock are to be redeemed, the shares to be redeemed shall be chosen by lot or pro rata in such manner as the Board of Directors may determine; provided, however, that if full cumulative dividends shall not have been paid or declared and set apart for payment for all quarterly dividend periods up to and including the current dividend period, then the Company shall not call for redemption any shares of the $2.65 Preferred Stock unless either (a) all shares of the $2.65 Preferred Stock then outstanding are called for simultaneous redemption, or (b) if less than all shares of the $2.65 Preferred Stock outstanding are called for redemption at any time, the number of shares called for redemption from each registered holder at that time shall be that number which bears the same proportion to the total number of shares of the $2.65 Preferred Stock then outstanding, except that in so determining the number of shares called, fractions of less than one-half share shall be disregarded and fractions of more than one-half share be treated as one whole share.

     Not less than 30 nor more than 60 days prior to the date fixed for redemption, a notice specifying the time and place thereof shall be given by mail to the holders of record of the shares of $2.65 Preferred Stock to be redeemed at their respective addresses as the same shall appear on the stock books of the Company, but no failure to mail such notice, nor any defect therein or in the mailing thereof, shall affect the validity of the redemption except as to the holder to whom the Company has failed to mail said notice or as to whom the notice was defective. From and after the date fixed in such notice as the date of redemption, unless default be made by the Company in providing funds sufficient for the payment of the redemption price, all dividends upon the shares thereby called for redemption shall cease to accrue, and all rights of the holders thereof as stockholders of the Company shall cease and terminate except the right to receive payment of the redemption price, but without interest thereon.

     At any time after notice of redemption has been given, the Company may deposit the aggregate redemption price in trust with any Transfer Agent for the $2.65 Preferred Stock, named in such notice, for payment on the date fixed for redemption to the holders of the shares so to be redeemed, upon surrender of the certificates for such shares. Upon such redemption date, all dividends on the shares called for redemption shall cease to accrue, and all rights of the holders thereof as stockholders of the Company shall cease and terminate, except the right to receive the redemption price from such Transfer Agent, without interest thereon, and the shares represented thereby shall no longer be deemed to be outstanding. In the event the holder of any such shares of the $2.65 Preferred Stock shall not, within six years after the redemption date, claim the amount deposited for the redemption thereof, the depositary shall, upon demand, pay over to the Company such unclaimed amount. Any moneys so deposited by the Company which shall not be required for redemption because of the exercise of any right of conversion or exchange subsequent to the date of the deposit shall be repaid to the Company forthwith. Any interest accrued on any funds deposited with the depositary shall belong to the Company and shall be paid to it from time to time on demand.

     The Company  may purchase  from time  to time,  all or  part of  the  $2.65
Preferred Stock, except that after July 10, 1971, the price at which such purchase may be effected shall not exceed the then applicable redemption price; provided, however, that if the Company shall be in default in the payment of any dividend on the $2.65 Preferred Stock, it shall not purchase any shares of $2.65 Preferred Stock except pursuant to an offer made to each holder thereof to purchase from him that number of shares which bears the same proportion to the total number of shares registered in the name of such holder as the number of shares of $2.65 Preferred Stock then outstanding, except that in determining the number of shares to be purchased from each holder, fractions of less than one-half share shall be disregarded and fractions of more than one-half share shall be treated as one whole share.

     3. Liquidation. The $2.65 Preferred Stock shall be preferred over the Series Preferred Stock and Common Stock as herein provided as to both earnings and assets of the Company.

     The amounts which the holders of the $2.65 Preferred Stock shall be entitled to receive (in addition to accrued and unpaid dividends) in the event of any voluntary liquidation, dissolution, or winding up of the affairs of the Company, before any distribution may be made to the holders of Series Preferred Stock or Common Stock, shall be $67.00 per share until July 10, 1971 and thereafter the amounts specified in the preceding paragraph 2 for redemption. The holders of the $2.65 Preferred Stock shall be entitled to receive $66.00 per share (in addition to accrued and unpaid dividends) in the event of an involuntary liquidation, dissolution or winding up of the Company. In the event that the assets of the Company available for distribution to the holders of the $2.65 Preferred Stock shall not be sufficient to make in full the payments herein required to be made, such assets shall be distributed to the holders of the $2.65 Preferred Stock in proportion to the amounts payable hereunder with respect to each share thereof.

     After payment or provisions for payment of the debts and other liabilities of the Company and the preferential amounts due the holders of the $2.65 Preferred Stock, the holders of Series Preferred Stock and/or Common Stock shall be entitled to share, in accordance with the terms of this Article IV and any resolution adopted by the Board of Directors with respect to the Series Preferred Stock, in the remaining assets of the Company to the exclusion of the holders of the $2.65 Preferred Stock.

     Neither the merger or consolidation of the Company into or with another corporation nor the merger or consolidation of any other corporation into or with the Company, nor the sale, lease or conveyance of all or part of its assets, shall be deemed to be a liquidation, dissolution or winding up of the Company within the meaning of this paragraph 3.

     4. Conversion. The $2.65 Preferred Stock shall be convertible, at the option of the respective holders thereof, into shares of Common Stock of the Company at a conversion rate (subject to adjustment as hereinafter provided) of
1.66 shares of Common Stock for each share of $2.65 Preferred Stock provided, however, that as to any share of $2.65 Preferred Stock called for redemption, the right of conversion shall terminate at the close of business on the fifth day preceding the date fixed for redemption.

     Any holder of $2.65 Preferred Stock electing to convert shall deposit the certificates representing the shares to be converted at the office of any Transfer Agent for the $2.65 Preferred Stock, with the form of written request for conversion duly endorsed on such certificates. The conversion right shall be deemed to have been exercised at the date on which the certificates for the $2.65 Preferred Stock, with the request for conversion duly endorsed thereon, shall have been so deposited, and the person entitled to receive the Common Stock issuable upon such conversion shall be treated for all purposes as the record holder of such Common Stock on said date; provided, however, that the conversion right in respect of any certificate so deposited after the close of business on any day shall not be deemed to have been exercised until the next succeeding business day. The Company shall not be required, in connection with any such conversion, to issue a fraction of a share of its Common Stock in order to deliver a stock certificate representing a fraction thereof, but in lieu thereof, the Company may make a cash payment equal to such fraction multiplied by the market price of the Common Stock determined as hereafter set forth. The market price of the Common Stock for the purpose of computing payment to be made for fractional shares shall be the closing sales price (or if there were no sales, the closing bid price) on the principal stock exchange on which the Common Stock is listed or, if the Common Stock is not so listed, the closing bid price on the New York over-the-counter market; such price shall be determined as of the close of business on the last full business day of each week and such price so determined shall continue in effect during the next succeeding week.

     As soon as practicable after the date of conversion of any $2.65 Preferred Stock into Common Stock, the Company shall deliver to the person entitled thereto, at the office of the Transfer Agent for the $2.65 Preferred Stock at which such $2.65 Preferred Stock shall have been presented for conversion, certificates representing shares of Common Stock, and the cash, if any, to which such person shall be entitled on such conversion. The Company, as a condition to the exercise of any right of conversion, may require the payment of a sum equal to any transfer tax or other governmental charge (but not including any tax payable upon the issue of stock deliverable upon such conversion) that may be imposed or required by law upon any transfer incidental or prior thereto, or the submission of proper proof that the same has been paid.

     The conversion rate at any time in effect hereunder shall be adjusted in any of the following cases:

          (i) In case the Company shall at any time issue any of its Common Stock in subdivision of outstanding Common Stock, by reclassification, or otherwise, the conversion rate then in effect shall be increased proportionately, and in like manner, in the case of any combination of Common Stock, by reclassification or otherwise, the conversion rate then in effect shall be proportionately decreased.

          (ii) In case the Company shall pay a dividend or make a distribution upon its Common Stock, in Common Stock, then in each such case, from and after the record date for determining the stockholders entitled to receive such dividend or distribution, the conversion rate then in effect shall be increased in proportion to the increase in the number of outstanding shares of Common Stock through such stock dividend or distribution.

          (iii)No adjustment of the conversion rate shall be made by reason of the issuance of Common Stock in exchange for cash, property or services.

          (iv) In case of any capital reorganization or any reclassification of the capital stock of the Company or in case of the consolidation or merger of the Company with or into another corporation or the conveyance of all or substantially all of the assets of the Company to another corporation, each share of the $2.65 Preferred Stock shall thereafter be convertible into the number of shares of stock or other securities or property to which a holder of the number of shares of Common Stock of the Company deliverable upon conversion of such share of the $2.65 Preferred Stock would have been entitled upon such reorganization, reclassification, consolidation, merger or conveyance; and, in any such case, appropriate adjustment (as determined by the Board of Directors) shall be made in the application of the provisions herein set forth with respect to the rights and interest thereafter of the holders of the $2.65 Preferred Stock, to the end that the provisions set forth herein (including provisions with respect to adjustments of the conversion rate) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the conversion of the shares of the $2.65 Preferred Stock.

          (v) No adjustment is to be made upon conversion of the $2.65 Preferred Stock for accrued and unpaid dividends thereon or for dividends upon the Common Stock issuable upon such conversion.

     Whenever the conversion rate is required to be adjusted as provided herein, the Company shall forthwith compute the adjusted conversion rate and shall prepare a certificate setting forth such adjusted conversion rate and showing in detail the facts upon which such adjustment is based. Such certificate shall forthwith be filed with the Transfer Agent or Agents for the $2.65 Preferred Stock and thereafter, until further adjusted, the adjusted conversion rate shall be as set forth in said certificate, provided that the computation of the adjusted conversion rate shall be reviewed at least annually by the independent public accountants regularly employed by the Company and said accountants shall file a corrected certificate, if required, with the Transfer Agent or Agents. The Company shall cause the Transfer Agent or Agents for the $2.65 Preferred Stock to mail to the holders thereof, at the time of each quarterly dividend payment, a statement setting forth the adjustments, if any, made in the conversion rate and not theretofore reported to such holders, and the reasons for such adjustment.

     In case at any time:

          (i) the Company shall make any distribution (other than cash dividends or dividends payable in shares of its Common Stock) to the holders of its Common Stock; or

          (ii) the Company shall offer for subscription pro rata to the holders of its Common Stock any additional shares of any class or any other rights; then, and in any one or more of said cases, the Company shall cause at least 20 days' prior notice to be mailed to the Transfer Agents for the $2.65 Preferred Stock and for the Common Stock and to the holders of record of the $2.65 Preferred Stock of the date on which the books of the Company shall close, or a record be taken for such distribution or subscription rights. Such notice shall also specify the date as of which holders of Common Stock of record shall participate in said distribution or subscription rights.

     So long as any shares of the $2.65 Preferred Stock remain outstanding and the holders thereof have the right to convert said shares, the Company will at all times reserve from its authorized Common Stock a sufficient number of shares to provide for such conversions. As a condition precedent to the taking of any action which would cause an adjustment reducing the conversion price below the then par value of the shares of Common Stock issuable upon conversion of the $2.65 Preferred Stock, the Company will take such corporate action as may be necessary in order that it may validly and legally issue fully paid and non-assessable shares of such Common Stock at such adjusted conversion price.

     Any share of $2.65 Preferred Stock which shall have been converted into Common Stock or acquired by the Company through redemption shall be cancelled and not reissued.

     5. Voting Rights. Each holder of $2.65 Preferred Stock shall be entitled to one vote for each share held, and except as otherwise provided herein or by law, the $2.65 Preferred Stock and Common Stock (and any other capital stock of the Company at the time entitled thereto) shall vote together as one class, except that while holders of $2.65 Preferred Stock, voting as a class, are entitled to elect two directors as hereinafter provided, they shall not be entitled to participate with the Common Stock (or any other capital stock as aforesaid) in the election of any other directors.

     If and whenever dividends on the $2.65 Preferred Stock shall be in arrears and such arrears shall aggregate an amount at least equal to six quarterly dividends upon such stock, then in such event, the holders of the $2.65 Preferred Stock, voting separately as a class, shall be entitled, at the next annual meeting of the stockholders or at a special meeting held in place thereof, or at a special meeting of the holders of the $2.65 Preferred Stock called as hereinafter provided, to elect two directors. Whenever all arrears in dividends on the $2.65 Preferred Stock then outstanding shall have been paid and dividends thereon for the current quarterly period shall have been paid or declared and a sum sufficient for the payment thereof set aside, then the right of the holders of the $2.65 Preferred Stock to elect such number of directors shall cease, but subject always to the same provisions for the vesting of such voting rights in the case of any similar future arrearages in dividends.

     At any time after such voting power shall have so vested in the $2.65 Preferred Stock, the Secretary of the Company may, and upon the written request of the holders of record of 20% or more in amount of the $2.65 Preferred Stock then outstanding, addressed to him at the principal office of the Company shall, call a special meeting of the holders of the $2.65 Preferred Stock for the election of the directors to be elected by them as hereinafter provided, to be held within 30 days after such call and at the place and upon the notice provided by law and in the By-laws for the holding of meetings of stockholders; provided, however, that the Secretary shall not be required to call such special meeting in the case of any such request received less than 90 days before the date fixed for any annual meeting of stockholders. If any such special meeting required to be called as above provided shall not be called by the Secretary within 30 days after receipt of any such request, then the holders of record of 20% or more in amount of the $2.65 Preferred Stock then outstanding may designate in writing one of their number to call such meeting, and the person so designated may call such meeting to be held at the place and upon the notice above provided, and for that purpose shall have access to the stock ledger of the Company. The Company shall pay the reasonable expenses of calling and holding any such special meeting. No such special meeting and no adjournment thereof shall be held on a date later than 30 days before the annual meeting of the stockholders or a special meeting held in place thereof next succeeding the time when the holders of the $2.65 Preferred Stock become entitled to elect directors as above provided.

     If any such special meeting shall be called as above provided and if the holders of at least 35% of the $2.65 Preferred Stock then outstanding shall be present or represented by proxy at such meeting or any adjournment thereof, then, by vote of the holders of at least a majority of the $2.65 Preferred Stock present or so represented at such meeting, the then authorized number of directors of the Company shall be increased by two, and at such meeting, the holders of the $2.65 Preferred Stock shall be entitled to elect the additional directors so provided for, but any director so elected shall not hold office beyond the annual meeting of the stockholders or special meeting held in place thereof next succeeding the time when the holders of the $2.65 Preferred Stock become entitled to elect directors as above provided. Whenever the holders of the $2.65 Preferred Stock shall be divested of special voting power as above provided, the terms of office of all persons elected as directors by the holders of the $2.65 Preferred Stock as a class shall forthwith terminate, and the authorized number of directors of the Company shall be reduced accordingly. Any director elected by the $2.65 Preferred Stock may be removed by, and shall not be removed except by, the vote of the holders of record of the majority of the outstanding shares of $2.65 Preferred Stock, voting separately as a class, at a meeting of the stockholders, or of the holders of shares of $2.65 Preferred Stock, called for the purpose. So long as a default in preferred dividends shall exist (a) any vacancy in the office of a director elected by the $2.65 Preferred Stock may be filled (except as provided in the following clause (b)) by an instrument signed by the remaining director elected by such class of stock and filed with the Company, and (b) in the case of the removal of any such directors, the vacancy may be filled by the vote of the holders of a majority of the outstanding $2.65 Preferred Stock, voting separately as a class, at the same meeting at which such removal shall be voted.

     6. Limitations.  So  long  as  any shares  of  $2.65  Preferred  Stock  are
outstanding   the  Company  shall  not,  by  amendment  to  its  Certificate  of
Incorporation or By-laws or by merger or consolidation or in any other manner:

          (i) increase the authorized amount of $2.65 Preferred Stock without the affirmative vote of the holders of at least a majority of the $2.65 Preferred Stock then outstanding; or

          (ii) create any class of stock ranking on a parity with or ranking prior to the $2.65 Preferred Stock either as to dividends or distribution of assets in liquidation, or change the preferences, powers, rights or limitations with respect to the $2.65 Preferred Stock in any material respect prejudicial to the holders thereof, without the affirmative vote of the holders of at least two thirds of the $2.65 Preferred Stock at the time outstanding.

Series Preferred Stock

     Rights, Restrictions, etc. to be Determined by the Board of Directors. The Series Preferred Stock may be issued, from time to time, in one or more series as authorized by the Board of Directors. Prior to issuance of a series, the Board of Directors by resolution shall designate that series to distinguish it from other series and classes of stock of the Company, shall specify the number of shares to be included in the series, and shall fix the terms, rights, restrictions and qualifications of the shares of the series, including any preferences, voting powers, dividend rights and redemption, sinking fund and conversion rights. Subject to the express terms of any other series of Series Preferred Stock outstanding at the time, the Board of Directors may increase or decrease the number of shares or alter the designation or classify or reclassify any unissued shares of a particular series of Series Preferred Stock by fixing or altering in any or more respects from time to time before issuing the shares any terms, rights, restrictions and qualifications of the shares.

Common Stock

     1. Dividends. After the requirements with respect to preferential dividends upon the $2.65 Preferred Stock and Series Preferred Stock, have been met, the holders of the Common Stock shall be entitled to receive such dividends as may be declared from time to time by the Board of Directors.

     2. Voting Rights. Each holder of Common Stock shall be entitled to one vote for each share held and, except as otherwise provided herein or by law, the Common Stock and the $2.65 Preferred Stock (and any other capital stock of the Company at the time entitled thereto) shall vote together as a class.

     3. Regarding Pre-emptive Rights. No stockholder shall be entitled as a matter of right to subscribe for, purchase or receive any shares of the stock or any rights or options of the Company which it may issue or sell whether out of the number of shares now or hereafter authorized to be issued at any time or out of the shares of the stock of the Company acquired by it after the issuance thereof, nor shall any stockholder be entitled as a matter of right to purchase or subscribe for or receive any bonds, debentures or other obligations which the Company may issue or sell that shall be convertible into or exchangeable for stock or to which shall be attached or appertain any warrant or warrants or other instrument or instruments that shall confer upon the holder or owner of such obligation the right to subscribe for or purchase from the Company any shares of its stock. All such additional issues of stock, rights, options, or of bonds, debentures or other obligations convertible into or exchangeable for stock or to which warrants shall be attached or appertain or which shall confer upon the holder the right to subscribe for or purchase any shares of stock may (to the extent permitted by law) be issued and disposed of by the Board of Directors to such persons and upon such terms as in their absolute discretion they may deem advisable.

                                   ARTICLE V

     The minimum amount of capital with which the Company will commence business is $1,000.

                                   ARTICLE VI

     The Company is to have perpetual existence.

                                  ARTICLE VII

     The private property of the stockholders shall not be subject to the payment of corporate debts to any extent whatsoever.

                                  ARTICLE VIII

     1. The number of Directors of the Company shall be not less than twelve or more than 18 persons. The exact number of directors within the minimum and maximum limitations specified in the preceding sentence shall be fixed from time to time by the Board of Directors pursuant to a resolution adopted by a majority of the entire Board of Directors. At the 1983 annual meeting of stockholders, the directors shall be divided into three classes, as nearly equal in number as possible, with the term of office of the first class to expire at the 1984 annual meeting of stockholders, the term of office of the second class to expire at the 1985 annual meeting of stockholders and the term of office of the third class to expire at the 1986 annual meeting of stockholders. At each annual meeting of stockholders following such initial classification and election, directors elected to succeed those directors whose terms expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election.

     2. Subject to the rights of the holders of any series of preferred stock then outstanding, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause shall be filled by a majority vote of the directors then in office, although less than a quorum, and directors so chosen shall hold office for a term expiring at the annual meeting of stockholders at which the term of the class to which they have been elected expires. If the number of directors is changed any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

     3. Any director, or the entire Board of Directors may be removed from office at any time, but only for cause and only by the affirmative vote of the holders of at least 80% of the voting power of all of the shares of the Company entitled to vote for the election of directors.

     4. Notwithstanding the foregoing, whenever the holders of any class of stock (other than Common Stock) issued by the Company shall have the right, voting as a class or otherwise, to elect directors, the then authorized number of directors of the Company shall be increased by the number of additional directors to be elected.

     5. In furtherance, and not in limitation of the powers conferred by law, the Board of Directors are expressly authorized:

          (i) To make, alter, amend or repeal the By-Laws of the Company and subject to Articles XV and XVI herein stockholders of the Company shall have the power to alter, amend or repeal By-Laws made by the Board of Directors.

          (ii) To remove at any time any officer elected or appointed by the Board of Directors by such vote of the Board of Directors as may be provided for in the By-Laws. Any other officer of the Company may be removed at any time by a vote of the Board of Directors, or by any committee or superior officer upon whom such power of removal may be conferred by the By-Laws or by the vote of the Board of Directors.

          (iii) To determine whether any, and if any, what part, of the annual net profits of the Company or of its net assets in excess of its capital shall be declared in dividends and paid to the stockholders, and to direct and determine the use and disposition of any such annual net profits or net assets in excess of capital.

          (iv) To fix from time to time the amount of the profits of the Company to be reserved as working capital or for any other lawful purpose.

          (v) To establish bonus, profit sharing, stock option, retirement, or other types of incentive or compensation plans for the employees (including directors and officers) of the Company and to fix the amount of the profits to be distributed or shared and to determine the persons to participate in any such plans and the amounts of their respective participations.

          (vi) From time to time to determine whether and to what extent, and at what time and places and under what conditions and regulations the accounts and books of the Company (other than the stock ledger), or any of them, shall be open to the inspection of the stockholders; and no stockholder shall have any right to inspect any account or book or document of the Company, except as conferred by statute or authorized by the Board of Directors or by a resolution of the stockholders.

          (vii) To authorize, and cause to be executed, mortgages and liens upon the real and personal property of the Company.

                                   ARTICLE IX

     No contract or other transaction between the Company and any other corporation and no other act of the Company with relation to any other corporation shall, in the absence of fraud, in any way be invalidated or otherwise affected by the fact that any one or more of the directors of the Company are pecuniarily or otherwise interested in, or are directors or officers of, such other corporation. Any director of the Company individually, or any firm or association of which any director may be a member, may be party to, or may be pecuniarily or otherwise interested in, any contract or transaction of the Company, provided that the fact the he individually or as a member of such firm or association is such a party or so interested shall be disclosed or shall have been known to the Board of Directors or a majority of such members thereof as shall be present at any meeting of the Board of Directors at which action upon any such contract or transaction shall be taken; and any director of the Company who is also a director or officer of such other corporation or who is such a party or so interested may be counted in determining the existence of a quorum at any meeting of the Board of Directors which shall authorize any such contract or transaction, and may vote thereat to authorize any such contract or transaction, with like force and effect as if he were not such director or officer of such other corporation or not so interested. Any director of the Company may vote upon any contract or other transaction between the Company and any subsidiary or affiliated corporation without regard to the fact that he is also a director of such subsidiary or affiliated corporation.

     Any contract, transaction or act of the Company or of the directors, which shall be ratified at any annual meeting of the stockholders of the Company, or at any special meeting called for such purpose, shall, in so far as permitted by law or by the Certificate of Incorporation of the Company, be as valid and as binding as though ratified by every stockholder of the Company; provided, however, that any failure of the stockholders to approve or ratify any such contract, transaction or act, when and if submitted, shall not be deemed in any way to invalidate the same or deprive the Company, its directors, officers or employees, of its or their right to proceed with such contract, transaction or act.

                                   ARTICLE X

     Each officer, director, or member of any committee designated by the Board of Directors shall, in the performance of his duties, be fully protected in relying in good faith upon the books of account or reports made to the Company by any of its officials or by an independent public accountant or by an appraiser selected with reasonable care by the Board of Directors or by any such committee or in relying in good faith upon other records of the Company.

                                   ARTICLE XI

     (a) The Company shall indemnify and hold harmless, to the fullest extent now or hereafter permitted by applicable law as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Company to provide broader indemnification rights than said law permitted the Company to provide prior to such amendment), each director or officer (including each former director or officer) of the Company who was or is made a party to or a witness in or is threatened to be made a party to or a witness in, or is otherwise involved in, any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter referred to as a 'Proceeding'), by reason of the fact that such person is or was a director, officer, employee, or agent of the Company or is or was serving at the request of the Company as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans (hereinafter referred to as a 'Representative'), whether the basis of such Proceeding is alleged action or failure to take action in an official capacity as a Representative or in any other capacity while serving as a Representative, against any and all expenses (including attorneys' fees and disbursements), liabilities, (including judgments, fines, excise taxes and penalties imposed under or in connection with obligations under the Employee Retirement Income Securities Act of 1974, as amended), amounts paid in settlement, and amounts expended in seeking indemnification granted to such person under applicable law, the bylaws or any agreement with the Company, actually and reasonably incurred by such persons in connection with such Proceeding.

     (b) The Company shall pay expenses (including attorneys' fees and disbursements) incurred by a director or officer (including each former director or officer) of the Company in connection with the investigation, defense, settlement or appeal of any Proceeding to which such person is a party to or a witness in or is threatened to be made a party to or a witness in, or is otherwise involved in, regarding such person's service as a Representative in advance of the final disposition of such Proceeding. The expenses incurred by such director or officer in his capacity as a Representative of the Company shall be paid by the Company in advance of the final disposition of such Proceeding only upon receipt by the Company of an undertaking by or on behalf of such person to repay all amounts advanced if it shall be determined ultimately that such person is not entitled to be indemnified under this Article XI or otherwise.

     (c) The rights of indemnification and advancement of expenses provided by this Article XI shall not be deemed exclusive of any other rights to which any person seeking indemnification or advancement of expenses may have or hereafter be entitled under any statute, provision of the Restated Certificate of Incorporation or Bylaws of the Company, agreement, vote of stockholders or disinterested directors, or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office or position, and shall continue as to a person who has ceased to be a Representative of the Company and shall inure to the benefit of the heirs, executors and administrators of such person. The rights conferred in this
Article XI shall be contract rights.

     (d) If any claim under this Article XI is not paid in full by the Company within 30 days after a written claim has been received by the Company, the claimant may at any time thereafter bring suit against the Company to recover the unpaid amount of the claim and, if such suit is not frivolous or brought in bad faith, the claimant shall be entitled to be also paid the expense of prosecuting such claims. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any Proceeding in advance of its final disposition where the required undertaking, if any, has been tendered to the Company) that the claimant has not met the standards of conduct that make it permissible under applicable law for the Company to indemnify the claimant for the amount claimed, but the burden of providing such defense shall be on the Company. Neither the failure of the Company (including the Board, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because the claimant has met the applicable standard of conduct set forth in applicable law, nor an actual determination by the Company (including the Board, independent legal counsel, or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that claimant has not met the applicable standard of conduct.

     (e) The Company may purchase and maintain insurance on behalf of any Representative, employee or agent of the Company against any liability asserted against or incurred by such person in any capacity, whether or not the Company would have the power to indemnify such person against such liability under the provisions of this Article XI.

     (f) The Board, without approval of the stockholders, shall have the power to borrow money on behalf of the Company, including the power to pledge the assets of the Company, from time to time to discharge the Company's obligations with respect to indemnification, the advancement and reimbursement of expenses, and the purchase and maintenance of insurance referred to in this Article XI.

     (g) For purposes of this Article, references to the 'Company' shall include, in addition to the resulting corporations, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its Representatives so that any person who is or was a Representative of such constituent corporation shall stand in the same position under this Article XI with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

     (h) The Board is authorized to enter into a contract with any Representative, employee or agent of the Company providing for indemnification rights equivalent to or, if the Board so determines, greater than, those provided for in this Article XI.

     (i) Any amendment, repeal or modification of any provision of this Article XI by the stockholders or the directors of the Company shall not adversely affect any right of protection of a Representative of the Company under this
Article XI existing at the time of such amendment, repeal or modification.

     (j) The Company may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Company to the fullest extent of the provisions of this Article with respect to the indemnification and advancement of expenses of directors and officers of the Company.

     (k) A director of the Company shall not be personally liable to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director except for liability (i) for any breach of the director's duty of loyalty to the Company or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) for a stock repurchase which is illegal under Section 174 of the General Corporation Law of the State of Delaware or (iv) for any transaction from which the director derived an improper personal benefit. If the Delaware General Corporation Law hereafter is amended to authorize the further elimination or limitation of the liability of directors, then the liability of a director of the Company, in addition to the limitation on personal liability provided herein, shall be limited to the fullest extent permitted by the amended Delaware General Corporation Law. Any repeal or modification of this paragraph by the stockholders of the Company shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director of the Company existing at the time of such repeal or modification.

                                  ARTICLE XII

     Both the stockholders and the directors of the Company may hold their meetings and the Company may have an office or offices in such place or places outside of the State of Delaware as the By-laws may provide and the Company may keep its books outside of the State of Delaware except as otherwise provided by law.

                                  ARTICLE XIII

     Any action required or permitted to be taken by the stockholders of the Company must be effected at a duly called annual or special meeting of stockholders of the Company and may not be effected by any consent in writing by such stockholders. Special meetings of stockholders of the Company may be called only by the Board of Directors pursuant to a resolution approved by a majority of the entire Board of Directors.

                                  ARTICLE XIV

     (a) 1. In addition to any affirmative vote required by law, and except as otherwise expressly provided in paragraph (b) of this Article:

          (A) any merger or consolidation of the Company or any Subsidiary (as hereinafter defined) with or into (i) any Interested Stockholder (as hereinafter defined) or (ii) any other corporation (whether or not itself an Interested Stockholder) which, after such merger or consolidation, would be an Affiliate (as hereinafter defined) of an Interested Stockholder, or

          (B) any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of related transactions) to or with any Interested Stockholder or any Affiliate of any Interested Stockholder of any assets of the Company or any Subsidiary having an aggregate fair market value of $1,000,000 or more, or

          (C) the issuance or transfer by the Company or any Subsidiary (in one transaction or a series of related transactions) of any securities of the Company or any Subsidiary to any Interested Stockholder or any Affiliate of any Interested Stockholder in exchange for cash, securities or other property (or a combination thereof) having an aggregate fair market value of $1,000,000 or more, or

          (D) the adoption of any plan or proposal for the liquidation of dissolution of the Company, or

          (E) any reclassification of securities (including any reverse stock split), or recapitalization of the Company or any merger or consolidation of the Company with any of its Subsidiaries or any similar transaction (whether or not with or into or otherwise involving an Interested
     Stockholder) which has the effect, directly or indirectly, of increasing the proportionate share of the outstanding shares of any class of equity or convertible securities of the Company or any Subsidiary which is directly or indirectly owned by any Interested Stockholder or any Affiliate of any Interested Stockholder,

shall require the affirmative vote of the holders of at least 80% of the outstanding shares of stock of the Company entitled to vote generally in the election of directors, considered for the purpose of this Article as one class ('Voting Shares'). Such affirmative vote shall be required notwithstanding the fact that no vote may be required, or that some lesser percentage may be specified, by law or in any agreement with any national securities exchange or otherwise.

     2. The term 'business combination' as used in this Article shall mean any transaction which is referred to in any one or more of clauses (A) through (E) of Section 1 of this paragraph (a).

     (b) The provisions of paragraph (a) of this Article shall not be applicable to any particular business combination, and such business combination shall require only such affirmative vote as is required by law and any other provisions of this Certificate of Incorporation, if either (1) such business combination has been approved by a majority of the Continuing Directors (as hereinafter defined) or (2) the aggregate amount of the cash and fair market value of consideration other than cash to be received per share by holders of Common Stock in such business combination shall be in the same form and of the same kind as the consideration paid by the Interested Stockholder in acquiring the initial 10% of the Common Stock owned by it and shall be at least equal to the highest per share price (including brokerage commission, transfer taxes and soliciting dealers' fees and after giving effect to appropriate adjustments for any recapitalizations and for any stock splits, stock dividends and like distributions) paid by such Interested Stockholder for any shares of Common Stock acquired by it prior to the business combination; and the aggregate amount of cash to be received per share by the holders of any class preferred stock in such business combination is the greater of (i) the highest per share price paid by the Interested Stockholder in acquiring any shares of such preferred stock or (ii) the highest preferential amount per share to which the holders of such class of preferred stock are entitled in the event of a voluntary or involuntary liquidation of the Company.

     (c) For the purposes of this Article XIV:

          1. A 'person' shall mean any individual, firm, corporation or other entity.

          2. 'Interested Stockholder' shall mean, in respect of any business combination, any person (other than the Company or any Subsidiary) who or which, as of the record date for the determination of stockholders entitled to notice of and to vote on such business combination, or immediately prior to the consummation of any such transaction,

             (A) is the beneficial owner, directly or indirectly, of more than 10% of the Voting Shares, or

             (B) is an Affiliate of the Company and at any time within two years prior thereto was the beneficial owner, directly or indirectly, of not less than 10% of the then outstanding Voting Shares, or

             (C) is an assignee of or has otherwise succeeded to any shares of capital stock of the Company which were at any time within two years prior thereto beneficially owned by any Interested Stockholder, and such assignment or succession shall have occurred in the course of a transaction or series of transactions not involving a public offering within the meaning of the Securities Act of 1933.

          3. A person shall be the 'beneficial owner' of the Voting Shares:

             (A) which such person or any of its Affiliates and Associates (as hereinafter defined) beneficially own, directly or indirectly, or

             (B)  which such person  or any of its  Affiliates or Associates has
        (i) the rights to acquire (whether such right is exercisable immediately or only after the passage of time), pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise, or (ii) the rights to vote pursuant to any agreement, arrangement or understanding, or

             (C) which are beneficially owned, directly or indirectly, by any other person, with which such first mentioned person or any of its Affiliates or Associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any shares of capital stock of the Company.

          4. The outstanding Voting Shares shall include shares deemed owned through applications of Section 3 above but shall not include any other Voting Shares which may be issuable pursuant to any agreement, or upon exercise of conversion rights, warrants or options, or otherwise.

          5. 'Affiliate' and 'Associate' shall have the respective meanings given those terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as in effect on March 1, 1983.

          6. 'Subsidiary' means any corporation of which a majority of any class of equity security (as defined in Rule 3all-1 of the General Rules and Regulations under the Securities Exchange Act of 1934, as in effect on March 1, 1983) is owned, directly or indirectly, by the Company, provided, however, that for the purposes of the definition of Interested Stockholder set forth in Section 2 of this subparagraph c, the term 'Subsidiary' shall mean only a corporation of which a majority of each class of equity security is owned, directly or indirectly by the Company.

          7. 'Continuing Director' means any member of the Board of Directors of the Company who is unaffiliated with an Interested Stockholder and was a member of the Board prior to the time that an Interested Stockholder became an Interested Stockholder, and any successor of a Continuing Director who is unaffiliated with the Interested Stockholder and is recommended to succeed a Continuing Director by a majority of the Continuing Directors then on the Board.

     (d) A majority of the directors shall have the power and duty to determine for the purposes of this Article, on the basis of information known to them, (1) the number of Voting Shares beneficially owned by any person, (2) whether a person is an Affiliate or Associate of another, (3) whether a person has an agreement, arrangement or understanding with another as to the matters referred to in Section 3 of paragraph (c), or (4) whether the assets subject to any business combination or the consideration received for the issuance or transfer of securities by the Company or any Subsidiary has an aggregate fair market value of $1,000,000 or more.

     (e) Nothing contained in this Article shall be construed to relieve any Interested Stockholder from any fiduciary obligation imposed by law.

                                   ARTICLE XV

     The provisions  set  forth in  Article  VIII, Article  XIII,  Article  XIV,
Article XV and Article XVI herein may not be repealed or amended in any respect, and the Company's By-laws may not be amended by stockholders, unless such action is approved by the affirmative vote of the holders of not less than 80% of the voting power of all shares of stock of the Company entitled to vote in the election of directors, considered for purposes of this Article XV as one class. The voting requirements contained in Article VIII, Article XIII, Article XIV,
Article  XV,  and  Article  XVI  herein  shall  be  in  addition  to  the voting requirements imposed by law, other provisions of this Certificate of Incorporation or any Certificate of Designation of Preferences filed with respect to Series Preferred Stock. The By-laws of the Company may be altered, amended or repealed by the Board of Directors at any regular or special meeting of the Board of Directors.

                                  ARTICLE XVI

     The Company reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by the laws of the State of Delaware and all rights conferred on stockholders herein are granted subject to this reservation. Notwithstanding the foregoing, the provisions set forth in Article VIII, Article XIII, Article XIV, Article XV and Article XVI, may not be repealed or amended in any respect unless such repeal or amendment is approved as specified in Article XV herein.

                                     NOTES

          1. Articles I and II will be unchanged from the present Restated Certificate of Incorporation.

          2. Present Article III would be deleted in its entirety and replaced with new Article III if Proposal 4 is approved by the stockholders. For the text of present Article III proposed to be deleted see Exhibit C.

          3. Articles IV through X will be unchanged from the present Restated Certificate of Incorporation except for the correction of typographical errors, and the renumbering of the paragraphs of Articles IV and VIII.

          4. Paragraphs (a) through (h) of present Article XI will be deleted in their entirety and replaced with the text of new Article XI and paragraph
     (i) of present Article XI will be relettered as paragraph (j) if Proposal 2 is approved by the stockholders. For the text of paragraphs (a) through (h) of present Article XI proposed to be deleted and replaced with new Article XI, see Exhibit C.

          5. Articles XII through XVI will be unchanged from the present Restated Certificate of Incorporation.

                                                                       EXHIBIT B

                         ARTICLE III AND ARTICLE XI OF
                      PRESENT CERTIFICATE OF INCORPORATION

                                  ARTICLE III

     The nature of the business of the Company and the objects and purposes proposed to be transacted, promoted, or carried on by it, are as follows, to-wit:

          (a) To manufacture, produce, prepare, make, refine, distill, reduce, compound, treat, buy, sell, at wholesale or retail, import and export, transport, distribute, market and generally deal in and with alkalis, chemicals, chemical products, pigments, colors, dyes, oils, reagents and all by-products, allied products and compounds of every kind and description including amorphous carbon, carbon black, gas black, and gas graphite and the allied products and by-products thereof produced, processed, treated or manufactured by burning, heating, cracking or consuming natural gas or any other material, or by any chemical, mechanical or other process.

          (b) To explore, prospect, drill and mine for, to produce, prepare, gather, manufacture, process, treat, refine, distill and adapt, to purchase or in any manner acquire, and to sell, transport, distribute, handle, store and generally deal in and with, petroleum and other oils, gas (natural, artificial and mixed), and vegetable substances, mineral and volatile substances, asphalt, bitumen and bituminous substances of every kind and character for any and all purposes whatsoever, and any and all products, by-products and residual products thereof or therefrom; to purchase or otherwise acquire, sink, drill, develop, maintain, own, use, operate, sell, lease, mortgage, otherwise dispose of, and generally deal with, oil and gas wells, structures and equipment of all kinds, and to utilize, buy, sell, deal with and prepare for market any and all of the products thereof and therefrom; and to engage in, transact and carry on a general oil, gas and gasoline business in all its branches, and any and all other trades, businesses and occupations necessary or convenient in connection therewith or in connection with any other business of the corporation, or incidental, applicable, contributory or allied thereto.

          (c) To establish and maintain an oil and/or gas business with authority to contract for the lease and purchase of the right to prospect for, develop and use coal and other minerals, petroleum and gas; also the right to erect, build and own all necessary oil tanks, cars and pipes necessary for the operation of the business of the same.

          (d) To acquire by purchase, lease or otherwise, to own, hold and maintain, and to mortgage, pledge, lease, sell or otherwise dispose of, oil and gas lands, leases, royalties, and permits, lands and real estate of all kinds, and the oil, gas and mineral rights and interests in lands; to produce therefrom oil, gas and other volatile or mineral substances, and to develop, operate, dispose of or in any way use the said leases, royalties, permits, lands, and the oil, gas and mineral rights and interest therein; to develop such lands, leases, rights and interests by, and to enter into, acquire, carry out and execute contracts for, drilling wells and installation of plants, machinery and appliances, and to dispose of the products therefrom either as a raw product or otherwise, and to refine and reduce said products and to prepare said products for market, and to manufacture from said products and any and all marketable commodities.

          (e) To store, buy, sell, refine, manufacture and deal in oil, gas, salt, brine, and other mineral solutions and liquified minerals; also sand and clay for the manufacture and sale of clay products; and the production of oil and gas; to prospect for and produce oil and gas and to own and hold land, leases and other properties for that purpose and engage in the oil and gas producing business; to own and operate refineries, casing and treating plants, sale offices, warehouses, docks, ships, tank cars, and vehicles necessary in the conduct of its business; to own and operate private pipe lines in and about its refineries, fields, or stations in the conduct of its own business.

          (f) To manufacture, acquire, buy, hold, sell and dispose of in any lawful manner, and generally deal in and with goods, wares, merchandise and commodities of any and every class and description, and all articles used or useful in connection therewith, and all other property of whatsoever kind and nature, suitable, necessary, useful or advisable in connection with any of the objects hereinabove or hereinafter set forth.

          (g) To manufacture, produce, buy, sell and deal in minerals and chemicals of every description, organic and inorganic, natural or synthetic, in the form of raw materials, intermediates, or finished products and any other related products whatsoever and by-products derived from the manufacture thereof and products to be made therefrom, and to do all things and to acquire real and personal property of all kinds necessary or incident thereto, including the acquisition, leasing, developing, operating, and dealing in mines and mineral claims and properties.

          (h) To engage in research, exploration, laboratory and development work relating to any substance, compound or mixture, now known or which may hereafter be known, discovered or developed, and to perfect, develop, manufacture, use, apply and generally deal in any such substance, compound or mixture.

          (i) To erect, purchase, sell, lease, manage, occupy and improve buildings and to do and perform all things needful and lawful for the holding, development and improvement of the same for residence, trade and business purposes; to buy, own operate, improve, lease and occupy lands and buildings for hotels, restaurants, apartment houses, dwelling houses, hospitals and business structures of all kinds, for the accommodation of the public and of individuals.

          (j) To transact any mining or manufacturing business, and to purchase and sell real and personal property, goods, wares and merchandise used for such business.

          (k) To purchase or otherwise acquire, lease, assign, mortgage, pledge or otherwise dispose of any trade names, trade-marks, concessions, inventions, formulae, improvements, processes of any nature whatsoever, copyrights, and letters patent of the United States and of foreign countries, and to accept and grant licenses thereunder.

          (l) To subscribe or cause to be subscribed for, and to purchase or otherwise acquire, hold for investment, sell, assign, transfer, mortgage, pledge, exchange, distribute or otherwise dispose of the whole or any part of the shares of the capital stock, bonds, coupons, mortgages, deeds of trust, debentures, securities, obligations, notes and other evidences of indebtedness of any corporation, stock company or association, now or hereafter existing, and whether created by or under the laws of the State of Delaware, or otherwise; and while owner of any of said shares of capital stock or bonds or other property to exercise all the rights, powers and privileges of ownership of every kind and description, including the right to vote thereon, with power to designate some person for that purpose from time to time to the same extent as natural persons might or could do.

          (m) To purchase, hold, sell and reissue the shares of its own capital stock.

          (n) To endorse, guarantee and secure the payment and satisfaction of the principal of and interest on or evidenced by bonds, coupons, mortgages, deeds of trust, debentures, obligations or evidences of indebtedness of other corporations; to guarantee and secure the payment or satisfaction of the par or stated value of or dividends on shares of the capital stock of other corporations; to assume the whole or any part of the liabilities, existing or prospective, of any person, corporation, firm or association; and to aid in any manner any other person or corporation with which it has business dealings, or whose stock, bonds, or other obligations are held or are in any manner guaranteed by the Company, and to do any other acts and things for the preservation, protection, improvement, or enhancement of the value of such stock, bonds, or other obligations.

          (o) Without in any particular limiting any of the objects and powers of the Company, it is hereby expressly declared and provided that the Company shall have power to do all things hereinbefore enumerated, and also to issue or exchange stocks, bonds and other obligations in payment for property purchased or acquired by it, or for any other object in or about its business; to borrow money without limit; to mortgage or pledge its franchise, real or personal property, income and profits accruing to it, any stocks, bonds or other obligations, or any property which may be owned or acquired by it, and to secure any bonds to other obligations by it issued or incurred.

          (p) To carry on any business whatsoever which the Company may deem proper or convenient in connection with any of the foregoing purposes or otherwise, or which may be calculated, directly or indirectly, to promote the interests of the Company or to enhance the value of its property; to conduct its business in the State of Delaware, in other States, in the District of Columbia, in the territories and colonies of the United States, and in foreign countries; and to hold, purchase, mortgage and convey real and personal property, either in or out of the State of Delaware upon corporations formed under the act pursuant to and under which the Company is formed.

     The objects and purposes specified in the foregoing clauses shall, except when otherwise expressed, be in no wise limited or restricted by reference to, or inference from, the terms of any other clause in this Agreement, but the objects and purposes specified in each of the foregoing clauses of this Article shall be regarded as independent objects and purposes.

                                   ARTICLE XI

     (a) The Company shall have power to indemnify any person who was or is a party or is threatened to be made party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal administrative or investigative (other than an action by or in the right of the Company) by reason of the fact that he is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. In this connection, the termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Company, and with respect to any criminal action or proceedings, had reasonable cause to believe that his conduct was unlawful.

     (b) The Company shall have power to indemnify any person who was or is a party or is threatened to be made party to any threatened, pending or completed action or suit by or in the right of the Company to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Company unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication or liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

     (c) To the extent that a director, officer, employee or agent of the Company has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subsections (a) and (b), or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

     (d) Any indemnification under subsections (a) and (b) (unless ordered by a court) shall be made by the Company only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in subsections (a) and (b). Such determination shall be made
(1) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (2) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (3) by the stockholders.

     (e) Expenses incurred by an officer or director in defending a civil or criminal action, suit or proceeding may be paid by the Company in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the director, officer or employee or agent to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Company as authorized in this section. Such expenses incurred by other employees and agents may be so paid upon such terms and conditions, if any, as the board of directors deems appropriate.

     (f) The indemnification and advancement of expenses provided by or granted pursuant to the provision of this section shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any by-law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office.

     (g) The Company shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Company would have the power to indemnify him against such liability under the provisions of this section.

     (h) The indemnification and advancement of expenses provided by, or granted pursuant to, this Article XI shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such person.

     (i) A director of the Company shall not be personally liable to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director except for liability (i) for any breach of the director's duty of loyalty to the Company or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) for a stock repurchase which is illegal under Section 174 of the General Corporation Law of the State of Delaware or (iv) for any transaction from which the director derived an improper personal benefit. If the Delaware General Corporation Law hereafter is amended to authorize the further elimination or limitation of the liability of directors, then the liability of a director of the Company, in addition to the limitation on personal liability provided herein, shall be limited to the fullest extent permitted by the amended Delaware General Corporation Law. Any repeal or modification of this paragraph by the stockholders of the Company shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director of the Company existing at the time of such repeal or modification.

                                                                       EXHIBIT C

                     INDEMNIFICATION AGREEMENT DATED AS OF
                                           , 19  ,
       BETWEEN WITCO CORPORATION, A DELAWARE CORPORATION (THE 'COMPANY'),
                  AND                         ('INDEMNITEE').

     It is essential to the Company to retain and attract as directors and officers the most capable persons available. It is becoming increasingly more difficult for companies to attract the most qualified and experienced people to serve as directors and officers because of the tendency in the United States of increasing litigation and other challenges by stockholders and others against directors and officers of companies. In recognition of Indemnitee's need for substantial protection against personal liability in order to enhance Indemnitee's continued and effective service to the Company, and in order to induce Indemnitee to provide such services to the Company as a director or officer, the Company wishes to provide in this Agreement for the indemification of and the advancing of expenses to Indemnitee to the fullest extent (whether partial or complete) permitted by law and as set forth in this Agreement, whether or not insurance is maintained to provide coverage for Indemnitee.

     NOW THEREFORE, in consideration of the foregoing and of Indemnitee's continued service to the Company and intending to be legally bound hereby, the parties agree as follows:

          1. Certain Definitions. Whenever used in this Agreement, the following words and phrases shall have the following meanings:

             'Board' shall mean the Board of Directors of the Company.

             'Change in Control' shall be deemed to have occurred if (i) any 'person' (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company is or becomes the 'Beneficial Owner' (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing 20% or more of the total voting power represented by the Company's then outstanding Voting Securities (a '20% Interest'), (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board and any new director whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds ( 2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof, (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation that would result in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving entity) at least 80% of the total voting power represented by the Voting Securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company (in one transaction or a series of transactions) of all or substantially all of the Company's assets.

             'Expenses' shall mean any expense, liability or loss, including attorneys' fees, judgments, fines, ERISA excise taxes and penalties, amounts paid or to be paid in settlement, any interest, assessments, or other charges imposed thereon, and any federal, state, local, or foreign taxes imposed as a result of the actual or deemed receipt of any payments under this Agreement, paid or incurred in connection with investigating, defending, being a witness in, or participating in (including on appeal), or preparing for any of the foregoing, any Proceeding relating to any Indemnifiable Event.

             'Indemnifiable Event' shall mean any event or occurrence that takes place either prior to or after the execution of this Agreement, related to the fact that Indemnitee is or was a director or an officer of the Company, or while a director or officer is or was serving at the request of the Company as a director, officer, employee, trustee, agent, or fiduciary of another foreign or domestic corporation, partnership, joint venture, employee benefit plan, trust, or other enterprise, or was a director, officer, employee, or agent of a foreign or domestic corporation that was a predecessor corporation of the Company or of another enterprise at the request of such predecessor corporation, or related to anything done or not done by Indemnitee in any such capacity, whether or not the basis of the Proceeding is alleged action in an official capacity as a director, officer, employee, or agent or in any other capacity while serving as a director, officer, employee, or agent of the Company, as described above.

             'Independent Counsel' shall mean the person or body appointed in connection with Section 3.

             'Proceeding' shall mean any threatened, pending, or completed action, suit, or proceeding (including an action by or in the right of the Company) or any inquiry, hearing, or investigation, whether conducted by the Company, a stockholder or bond holder of the Company, a governmental body, or any other party, that Indemnitee in good faith believes might lead to the institution of any such action, suit, or proceeding, whether civil, criminal, administrative, investigative, or other.

             'Reviewing Party' shall mean the person or body appointed in accordance with Section 3.

             'Voting Securities' shall mean any securities of the Company that vote generally in the election of directors.

          2. Agreement to Indemnify.

          (a) General Agreement. In the event Indemnitee was, is, or becomes a party to or witness or other participant in, or is threatened to be made a party to or witness or other participant in, a Proceeding by reason of (or arising out of) an Indemnifiable Event, the Company shall indemnify Indemnitee from and against any and all Expenses to the fullest extent permitted by law applicable to the Indemnifiable Event, or as the same may exist currently or may hereafter be amended or interpreted (but in the case of any such subsequent amendments or interpretations, only to the extent that such amendments or interpretations permit the Company to provide broader indemnification rights than were permitted prior thereto). The parties hereto intend that this Agreement shall provide for indemnification in excess of that expressly permitted by statute, including, without limitation, any indemnification provided by the Company's Certificate of Incorporation, its By-laws, vote of its stockholders or disinterested directors, or applicable law.

          (b) Initiation of Proceeding. Notwithstanding anything in this Agreement to the contrary, Indemnitee shall not be entitled to indemnification pursuant to this Agreement in connection with any Proceeding initiated by Indemnitee against the Company or any director or officer of the Company unless (i) the Company has joined in or the Board has consented to the initiation of such Proceeding; (ii) the Proceeding is one to enforce indemnification rights under Section 5 hereof; or (iii) the Proceeding is instituted after a Change in Control (other than a Change in Control approved by a majority of the directors on the Board who were directors immediately prior to such Change in Control) and Independent Counsel has approved its initiation.

          (c) Expense Advances. If so requested by Indemnitee, the Company shall advance (within ten business days of such request) any and all Expenses to Indemnitee (an 'Expense Advance'); provided that, if and to the extent the Reviewing Party determines that Indemnitee would not be permitted to be so indemnified under applicable law, the Company shall be entitled to be reimbursed by Indemnitee (who hereby agrees to reimburse the Company) for all such amounts theretofore paid in connection with the Proceeding then in question. If Indemnitee has commenced or commences legal proceedings in a court of competent jurisdiction to secure a determination that Indemnitee should be indemnified under applicable law, as provided in Section 4, any determination made by the Reviewing Party that Indemnitee would not be permitted to be indemnified under applicable law shall not be binding and Indemnitee shall not be required to reimburse the Company for any Expense Advance until a final judicial determination is made with respect thereto (as to which all rights of appeal therefrom have been exhausted or have lapsed). Indemnitee's obligation to reimburse the Company for Expense Advances shall be unsecured and no interest shall be charged thereon.

          (d) Mandatory Indemnification. Notwithstanding any other provision of this Agreement, to the extent that Indemnitee has been successful on the merits in defense of any Proceeding relating in whole or in part to an Indemnifiable Event or in defense of any issue or matter therein, Indemnitee shall be indemnified against all Expenses incurred in connection therewith.

          (e) Partial Indemnification. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of Expenses, but not, however, for the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion thereof to which Indemnitee is entitled.

          (f) Prohibited Indemnification. No indemnification pursuant to this Agreement shall be paid by the Company on account of any Proceeding in which judgment is rendered against Indemnitee for an account of profits made from the purchase or sale by Indemnitee of securities of the Company pursuant to the provisions of Section 16(b) of the Securities Exchange Act of 1934, as amended, or similar provisions of any federal, state, or local laws, or in the event Indemnitee is found in the applicable Proceeding to have committed gross negligence or reckless disregard of his or her fiduciary obligations under Delaware law.

          3. Reviewing Party.

          Prior to any Change in Control, the Reviewing Party shall be any appropriate person or body consisting of a member or members of the Board or any other person or body appointed by the Board who is not a party to the Proceeding at issue; after a Change in Control, the Reviewing Party shall be the Independent Counsel referred to below. With respect to all matters arising after a Change in Control (other than a Change in Control approved by a majority of directors on the Board who were directors immediately prior to such Change in Control) concerning the rights of Indemnitee to indemnity payments and Expense Advances under this Agreement or any other agreement or under applicable law or the Company's Articles of Incorporation or By-laws now or hereafter in effect relating to indemnification for Indemnifiable Events, the Company shall seek advice only from Independent Counsel selected by Indemnitee and approved by the Company (which approval shall not be unreasonably withheld), and who has not otherwise performed services for the Company or the Indemnitee (other than in connection with indemnification matters) within the last five years. The Independent Counsel shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or Indemnitee in an action to determine Indemnitee's rights under this Agreement. Such counsel, among other things, shall render its written opinion to the Company and Indemnitee as to whether and to what extent the Indemnitee should be permitted to be indemnified under applicable law. The Company agrees to pay the reasonable fees of the Independent Counsel and to indemnify fully such counsel against any and all expenses (including attorneys' fees), claims, liabilities, loss and damages arising out of or relating to this Agreement or the engagement of Independent Counsel pursuant hereto.

          4. Indemnification Process and Appeal.

          (a) Indemnification Payment. Indemnitee shall be entitled to indemnification of Expenses, and shall receive payment thereof, from the Company in accordance with this Agreement as soon as practicable after Indemnitee has made written demand on the Company for indemnification, unless the Reviewing Party has given a written opinion to the Company that Indemnitee is not entitled to indemnification under applicable law.

          (b) Suit to Enforce Rights. Regardless of any action by the Reviewing Party, if Indemnitee has not received full indemnification within thirty days after making a demand in accordance with Section 4(a), Indemnitee shall have the right to enforce its indemnification rights under this Agreement commencing litigation in any court in the State of [New York] having subject matter jurisdiction thereof and in which venue is proper seeking an initial determination by the court or challenging any determination by the Reviewing Party or any aspect thereof. The Company hereby consents to service of process and to appear in any such proceeding. Any determination by the Reviewing Party not challenged by the Indemnitee shall be binding on the Company and Indemnitee. The remedy provided for in this Section 4 shall be in addition to any other remedies available to Indemnitee in law or equity.

          (c) Defense to Indemnification, Burden of Proof, and Presumptions. It shall be a defense to any action brought by Indemnitee against the Company to enforce this Agreement (other than an action brought to enforce a claim for Expenses incurred in defending a Proceeding in advance of its final disposition that it is not permissible under applicable law or under this Agreement for the Company to indemnify Indemnitee for the amount claimed. In connection with any such action or any determination by the Reviewing Party or otherwise as to whether Indemnitee is entitled to be indemnified hereunder, the burden of proving such a defense or determination shall be on the Company. Neither the failure of the Reviewing Party or the Company (including its Board, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action by Indemnitee that indemnification of the claimant is proper under the circumstances because he has met the standard of conduct set forth in applicable law, nor an actual determination by the Reviewing Party or Company (including its Board, independent legal counsel, or its stockholders) that the Indemnitee had not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the Indemnitee has not met the applicable standard of conduct. For purposes of this Agreement, the termination of any claim, action, suit, or proceeding, by judgment, order, settlement (whether with or without court approval), conviction, or upon a plea of nolo contendere, or its equivalent, shall not create a presumption that Indemnitee did not meet any particular standard of conduct or have any particular belief or that a court has determined that indemnification is not permitted by applicable law.

          5. Indemnification for Expenses Incurred in Enforcing Rights.

          The Company shall indemnify Indemnitee against any and all Expenses that are incurred by Indemnitee in connection with any action brought by Indemnitee for (i) indemnification of Expenses by the Company under this Agreement or any other agreement or under applicable law or the Company's Articles of Incorporation or By-laws now or hereafter in effect relating to indemnification for Indemnifiable Events, and/or (ii) recovery under directors' and officers' liability insurance policies maintained by the Company, but only in the event that Indemnitee ultimately is determined to be entitled to such indemnification or insurance recovery, as the case may be. In addition, the Company shall, if so requested by Indemnitee, advance the foregoing Expenses to Indemnitee, subject to and in accordance with
     Section 2(c).

          6. Notification and Defense of Proceeding.

          (a) Notice. Promptly after receipt by Indemnitee of notice of the commencement of any Proceeding, Indemnitee will, if a claim in respect thereof is to be made against the Company under this Agreement, notify the Company of the commencement thereof; but the omission so to notify the Company will not relieve it from any liability that it may have to Indemnitee, except as provided in Section 6(c).

          (b) Defense. With respect to any Proceeding as to which Indemnitee notifies the Company of the commencement thereof, the Company will be entitled to participate in the Proceeding at its own expense and except as otherwise provided below, to the extent the Company so wishes, it may assume the defense thereof with counsel reasonably satisfactory to Indemnitee. After notice from the Company to Indemnitee of its election to assume the defense of any Proceeding, the Company will not be liable to Indemnitee under this Agreement or otherwise for any Expenses subsequently incurred by Indemnitee under this Agreement except as otherwise provided below. Indemnitee shall have the right to employ his own counsel in such Proceeding, but all Expenses related thereto incurred after notice from the Company of its assumption of the defense shall be at Indemnitee's expense unless: (i) the employment of counsel by Indemnitee has been authorized by the Company, (ii) Indemnitee has reasonably determined that there may be a conflict of interest between Indemnitee and the Company in the defense of the Proceeding and such determination has been affirmed by any then existing Independent Counsel, (iii) after a Change in Control (other than a Change in Control approved by a majority of the directors on the Board who were directors immediately prior to such Change in Control), the employment of counsel by Indemnitee has been approved by the Independent Counsel, or
     (iv) the Company shall not in fact have employed counsel to assume the defense of such Proceeding, in each of which case all Expenses of the Proceeding shall be borne by the Company. The Company shall not be entitled to assume the defense of any Proceeding brought by or on behalf of the Company or as to which Indemnitee shall have made the determination provided for in (ii) above.

          (c) Settlement of Claims. The Company shall not be liable to indemnify Indemnitee under this Agreement or otherwise for any amounts paid in settlement of any Proceeding effected without the Company's written consent, provided, however, that if a Change in Control has occurred (other than a Change in Control approved by a majority of the directors on the Board who were directors immediately prior to such Change in Control), the Company shall be liable for indemnification of Indemnitee for amounts paid in settlement if the Independent Counsel has approved the settlement. The Company shall not settle any Proceeding in any manner that would impose any penalty or limitation on Indemnitee without Indemnitee's written consent. Neither the Company nor Indemnitee will unreasonably withhold their consent to any proposed settlement. The Company shall not be liable to indemnify Indemnitee under this Agreement with regard to any judicial award if the Company was not given a reasonable and timely opportunity, at its expense, to participate in the defense of such action; the Company's liability hereunder shall not be excused if participation in the Proceeding by the Company was barred by this Agreement.

          7. Establishment of Trust.

          In the event of a Change in Control (other than a Change in Control approved by a majority of the directors on the Board who were directors immediately prior to such Change in Control) the Company shall, upon written request by Indemnitee, create a Trust for the benefit of Indemnitee and from time to time upon written request of Indemnitee shall fund the Trust in an amount sufficient to satisfy any and all Expenses reasonably anticipated at the time of each such request to be incurred in connection with investigating, preparing for, participating in, and/or defending any Proceeding relating to an Indemnifiable Event. The amount or amounts to be deposited in the Trust pursuant to the foregoing funding obligation shall be determined by the Reviewing Party. The terms of the Trust shall provide that (i) the Trust shall not be revoked or the principal thereof invaded, without the written consent of Indemnitee, (ii) the Trustee shall advance, within ten business days of a request by Indemnitee, any and all Expenses to Indemnitee (and Indemnitee hereby agrees to reimburse the Trust under the same circumstances for which Indemnitee would be required to reimburse the Company under Section 2(c) of this Agreement), (iii) the Trust shall continue to be funded by the Company in accordance with the funding obligation set forth above, (iv) the Trustee shall promptly pay to
     Indemnitee  all  amounts  for  which   Indemnitee  shall  be  entitled   to
     indemnification pursuant to this Agreement or otherwise, and (v) all unexpended funds in the Trust shall revert to the Company upon a final determination by the Reviewing Party or a court of competent jurisdiction, as the case may be, that Indemnitee has been fully indemnified under the terms of this Agreement. The Trustee shall be chosen by Indemnitee. Nothing in this Section 7 shall relieve the Company of any of its obligations under this Agreement. All income earned on the assets held in the Trust shall be reported as income by the Company for federal, state, local, and foreign tax purposes. The Company shall pay all costs of establishing and maintaining the Trust, and shall indemnify the Trustee against any and all expenses (including attorneys' fees), claims, liabilities, loss, and damages arising out of or relating to this Agreement or the establishment and maintenance of the Trust.

          8. Non-Exclusivity.

          The rights of Indemnitee hereunder shall be in addition to any other rights Indemnitee may have under the Company's Certificate of Incorporation, By-laws, applicable law, or otherwise. To the extent that a change in applicable law (whether by statute or judicial decision) permits greater indemnification by agreement than would be afforded currently under the Company's Certificate of Incorporation, By-laws, applicable law, or this Agreement, it is the intent of the parties that Indemnitee enjoy by this Agreement the greater benefits so afforded by such change.

          9. Liability Insurance.

          To the extent the Company maintains an insurance policy or policies providing directors' and officers' liability insurance, Indemnitee shall be covered by such policy or policies, in accordance with its or their terms, to the maximum extent of the coverage available for any Company director or officer.

          10. Period of Limitations.

          No legal action shall be brought and no cause of action shall be asserted by or on behalf of the Company or any affiliate of the Company against Indemnitee, Indemnitee's spouse, heirs, executors, or personal or legal representatives after the expiration of two years from the date of accrual of such cause of action, or such longer period as may be required by state law under the circumstances. Any claim or cause of action of the Company or its affiliates shall be extinguished and deemed released unless asserted by the timely filing of a legal action within such period; provided, however, that if any shorter period of limitations is otherwise applicable to any such cause of action, the shorter period shall govern.

          11. Retroactivity.

          This Agreement shall be deemed to have been in effect during all periods that Indemnitee was an officer or director of the Company, regardless of the date of this Agreement.

          12. Amendment of this Agreement.

          No supplement, modification, or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be binding unless in the form of a writing signed by the party against whom enforcement of the waiver is sought, and no such waiver shall operate as a waiver of any other provisions hereof (whether or not similar), nor shall such waiver constitute a continuing waiver. Except as specifically provided herein, no failure to exercise or any delay in exercising any right or remedy hereunder shall constitute a waiver thereof.

          13. Subrogation.

          In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all papers reasonably required and shall do everything that may be reasonably necessary to secure such rights, including the execution of such documents necessary to enable the Company effectively to bring suit to enforce such rights.

          14. No Duplication of Payments.

          The Company shall not be liable under this Agreement to make any payment in connection with any claim made against Indemnitee to the extent Indemnitee has otherwise received payment (under any insurance policy, By-law, or otherwise) of the amounts otherwise indemnifiable hereunder.

          15. Binding Effect.

          This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors
     (including any direct or indirect successor by purchase, merger, consolidation, or otherwise to all or substantially all of the business and/or assets of the Company), assigns, spouses, heirs, and personal and legal representatives. The Company shall require and cause any successor (whether direct or indirect by purchase, merger, consolidation, or otherwise) to all, substantially all, or a substantial part, of the business and/or assets of the Company, by written agreement in form and substance satisfactory to Indemnitee, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession had taken place. The indemnification provided under this Agreement shall continue as to Indemnitee for any action taken or not taken while serving in an indemnified capacity pertaining to an Indemnifiable Event even though he may have ceased to serve in such capacity at the time of any Proceeding.

          16. Severability.

          If any provision (or portion thereof) of this Agreement shall be held by a court of competent jurisdiction to be invalid, void, or otherwise unenforceable, the remaining provisions shall remain enforceable to the fullest extent permitted by law. Furthermore, to the fullest extent possible, the provisions of this Agreement (including, without limitation, each portion of this Agreement containing a provision held to be invalid, void, or otherwise unenforceable, that is not itself invalid, void or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, void, or unenforceable.

          17. Governing Law.

          This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware applicable to contracts made and to be performed in such State without giving effect to the principles of conflicts of laws.

          18. Notices.

          All notices, demands, and other communications required or permitted hereunder shall be made in writing and shall be deemed to have been duly given if delivered by hand, against receipt, or mailed, postage prepaid, certified or registered mail, return receipt requested, and addressed as follows:

COMPANY: WITCO CORPORATION
ATTENTION: Chairman of the Board
One American Lane
Greenwich, CT 06831

With copy to: WITCO CORPORATION
ATTENTION: General Counsel
One American Lane
Greenwich, CT 06831

INDEMNITEE:

     Notice of change of address shall be effective only when done in accordance with this Section. All notices complying with this Section shall be deemed to have been received on the earlier of the date of delivery or on the third business day after mailing.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on and as of the day and year first above written.

                                          WITCO CORPORATION,

                                          By  ..................................
                                            NAME:
                                            TITLE:

                                          [INDEMNITEE]

                                          By  ..................................
                                            NAME:
                                            TITLE: